SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 2 to

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 13, 2004 (June 10, 2004)

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization	File Number)	Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 456-7799

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX

          This Amendment No. 2 to Form 8-K/A is an amendment to the registrant’s Amendment No. 1 to Form 8-K/A, filed on September 7, 2004 (relating to the registrant’s asset acquisition of Play Along, Inc., Play Along (Hong Kong) Limited and PA Distribution, Inc. (collectively, “Play Along”)).The information included herein does not change the financial information included in such Amendment No. 1 to Form 8-K/A, but rather seeks to clarify and expound upon the financial information already included therein.

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS.

          For a description of the Registrant’s asset acquisition of Play Along, refer to Item 2 of the Registrant’s Current Report on Form 8-K, filed on June 16, 2004, which Item 2 is incorporated in its entirety herein by reference.

1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired

1.	Play Along, Inc. audited financial statements as of March 31, 2003, March 31, 2002, and December 31, 2003 and for the two years ended March 31, 2003 and 2002 and the nine months ended December 31, 2003.

2.	PA Distribution, Inc. audited financial statements as of March 31, 2003, March 31, 2002, and December 31, 2003 and for the two years ended March 31, 2003 and 2002 and the nine months ended December 31, 2003.

3.	Play Along (Hong Kong) Limited audited financial statements as of March 31, 2003, March 31, 2002, and December 31, 2003 and for the two years ended March 31, 2003 and 2002 and the nine months ended December 31, 2003.

4.	Play Along, Inc. unaudited financial statements as of March 31, 2004 and March 31, 2003 and for the three months ended March 31, 2004 and 2003.

5.	PA Distribution, Inc. unaudited financial statements as of March 31, 2004 and March 31, 2003 and for the three months ended March 31, 2004 and 2003.

6.	Play Along (Hong Kong) Limited unaudited financial statements as of March 31, 2004 and March 31, 2003 and for the three months ended March 31, 2004 and 2003.

     (b)  Pro Forma Financial Information

Michael I. Daszkal, CPA, P.A. Jeffrey A. Bolton, CPA, P.A. Timothy R. Devlin, CPA, P.A. Michael S. Kridel, CPA, P.A. Marjorie A. Horwin, CPA, P.A. Patrick D. Heyn, CPA, P.A.	2401 N.W. Boca Raton Boulevard Boca Raton, FL 33431 t: 561.367.1040 f: 561.750.3236 www.daszkalbolton.com

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Play Along, Inc.
Fort Lauderdale, Florida

We have audited the accompanying balance sheets of Play Along, Inc. as of March 31, 2003, 2002 and December 31, 2003 and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the periods then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by managements, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Play Along, Inc. as of March 31, 2003, 2002 and December 31, 2003, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

     /s/ Daszkal Bolton LLP

Boca Raton, Florida
February 13, 2004

Member of American Institute of Certified Public Accountants – SEC and Private Companies Practice Sections	Member	Affiliated Offices Worldwide

PLAY ALONG, INC.

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED
DECEMBER 31, 2003 AND
FOR THE YEARS ENDED
MARCH 31, 2003 AND 2002

PLAY ALONG, INC.
BALANCE SHEETS

	December 31,	March 31,	March 31,
	2003	2003	2002
ASSETS
Current assets:
Cash	$218,651	$29,589	$17,698
Prepaid expenses	11,586	19,635
Deferred tax asset	93,727	102,113	4,877

Total current assets	323,964	151,337	22,575

Property and equipment, net	94,862	68,249	62,092

Other assets:
Other receivable	755	644	8,579
Due from related parties	—	237,338	75,000
Deposits	42,024	42,564	23,556

Total other assets	42,779	280,546	107,135

Total assets	$461,605	$500,132	$191,802

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$169,092	$622,244	$135,834
Taxes payable	—	708	—
Due to related parties	423,503	—	—

Total current liabilities	592,595	622,952	135,834

Commitments and Contingencies
Stockholders’ equity (deficit):
Common stock, $0.01 par value; 20,000 shares authorized; 7,000, 10,000 and 10,000 shares issued and outstanding, respectively	70	100	100
Additional paid in capital	(970)	—	—
Retained earnings (Accumulated deficit)	(130,090)	(122,920)	55,868

Total stockholders’ equity (deficit)	(130,990)	(122,820)	55,968

Total liabilities and stockholders’ equity (deficit)	$461,605	$500,132	$191,802

See accompanying notes to financial statements.

PLAY ALONG, INC.
STATEMENTS OF OPERATIONS

	Nine months
	ended
	December 31,	March 31,	March 31,
	2003	2003	2002
Revenues	$2,774,376	$3,164,663	$2,370,200
Operating expenses:
Selling expenses	50,086	98,938	1,174
Advertising expenses	114,205	168,730	126,702
Royalty expenses	—	1,194	—
Product development expensees	39,785	270,759	62,838
General and administrative expenses	2,547,575	2,877,561	2,024,409
Depreciation	21,120	21,365	20,206

Total operating expenses	2,772,771	3,438,547	2,235,329

Income (loss) from operations	1,605	(273,884)	134,871

Other expense:
Interest expense	389	1,432	377

Income (loss) before income tax expense	1,216	(275,316)	134,494
Income tax expense (benefit)	8,386	(96,528)	55,233

Net income (loss)	$(7,170)	$(178,788)	$79,261

See accompanying notes to financial statements.

PLAY ALONG, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

				Retained
	Common Stock		Additional	Earnings
			Paid in	(Accumulated
	Shares	Amount	Capital	Deficit)	Total
Balance, March 31, 2001	10,000	$100	$—	$(23,393)	$(23,293)
Net income	—	—	—	79,261	79,261

Balance, March 31, 2002	10,000	100	—	55,868	55,968
Net loss	—	—	—	(178,788)	(178,788)

Balance, March 31, 2003	10,000	100	—	(122,920)	(122,820)
Repurchase of shares	(3,000)	(30)	(970)	—	(1,000)
Net loss	—	—	—	(7,170)	(7,170)

Balance, December 31, 2003	7,000	$70	$(970)	$(130,090)	$(130,990)

See accompanying notes to financial statements.

PLAY ALONG, INC.
STATEMENTS OF CASH FLOWS

	December 31,	March 31,	March 31,
	2003	2003	2002
Cash flows from operating activities:
Net income (loss)	$(7,170)	$(178,788)	$79,261
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	21,120	21,365	20,206
Provision (benefit) for income taxes	8,386	(96,528)	55,233
(Increase) decrease in:
Prepaids and other receivables	7,938	(11,700)	(7,452)
Deposits	540	(19,008)	7,383
Increase (decrease) in:
Accounts payable and accrued expenses	(453,152)	486,410	(7,875)
Taxes payable	(708)	—	(14,870)

Net cash provided by (used in) operating activities	(423,046)	201,751	131,886

Cash flows from investing activities:
Purchase of equipment	(47,733)	(27,522)	(1,633)

Cash flows from financing activities:
Advances from (repayments to) related parties	660,841	(162,338)	(147,982)
Repurchase of shares	(1,000)	—	—

Net cash provided by (used in) financing activities	659,841	(162,338)	(147,982)

Net increase (decrease) in cash	189,062	11,891	(17,729)
Cash, beginning of period	29,589	17,698	35,427

Cash, end of period	$218,651	$29,589	$17,698

Supplemental disclosures:
Taxes paid	$—	$250	$—

Interest paid	$—	$1,422	$160

See accompanying notes to financial statements.

PLAY ALONG, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS

Play Along, Inc. (the “Company”) is located in Deerfield Beach, Florida and was incorporated on May 15, 2000 under the statutes of the state of Delaware. The Company is engaged in providing management and marketing services exclusively to its related companies: Play Along (Hong Kong), Ltd. and PA Distribution, Inc. Play Along (Hong Kong), Ltd. is a toy manufacturer. PA Distribution, Inc. is a wholesale distributor of toys. See Note 5 regarding transactions between these entities and the Company.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2003, March 31, 2003 and 2002.

Property and Equipment

Property and equipment are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the asset, which range from three to five years. The Company reviews the valuation of property and equipment and their remaining economic lives annually and adjusts depreciation accordingly.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, service has been provided to the customer, price is fixed or determinable and collectibility is reasonably assured.

Fair Value of Financial Instruments

The Company’s financial instruments are cash and cash equivalents and accounts payable. The recorded values of cash and cash equivalents and accounts payable approximate their fair values based on their short-term nature.

Advertising Costs

The Company expenses advertising production costs as they are incurred and advertising communication costs the first time the advertising event takes place.

PLAY ALONG, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	December 31	March 31	March 31
	2003	2003	2002
Office furniture and fixtures	$51,314	$15,190	$8,002
Computer software and equipment	120,470	108,861	88,527
Less: accumulated depreciation	(76,922)	(55,802)	(34,437)

Property and equipment, net	$94,862	$68,249	$62,092

Depreciation expense is $21,120, $21,365 and $20,206 for the nine months ended December 31, 2003 and for the years ended March 31, 2003 and 2002, respectively.

NOTE 4 – INCOME TAXES

The non-deductibility of certain expenses and temporary differences in depreciation expense and accrued expenses resulted in an increase in the effective tax rate. Income tax expense consisted of the following:

	December 31	March 31	March 31
	2003	2003	2002
Current	$—	$708	$—
Deferred	8,386	(97,236)	55,233

Total income tax expense (benefit)	$8,386	$(96,528)	$55,233

Under FAS No. 109, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of deferred tax assets are as follows:

	December 31	March 31	March 31
	2003	2003	2002
Deferred tax asset (liability)
Accrued expenses	$110,493	$121,610	$13,258
Depreciation	(25,609)	(17,223)	(7,288)
Other	8,843	(2,274)	(1,093)

Total deferred tax asset (liability)	$93,727	$102,113	$4,877

PLAY ALONG, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 5 – RELATED PARTY TRANSACTIONS

Activity with related parties are summarized below:

	December 31	March 31	March 31
	2003	2003	2002
Receivable from related parties	$141,130	$352,727	$75,000
Payable to related parties, end of year	(564,633)	(115,389)	—

Receivable (Payable) to related parties, end of year	$(423,503)	$237,338	$75,000

During the nine-months ended December 31, 2003 and the years ended March 31, 2003 and 2002, the Company received $800,000, $600,000 and $570,200 in management and marketing fees from a related company, PA Distribution, Inc., for rent, administrative and other related services provided.

During the nine-months ended December 31, 2003 and the years ended March 31, 2003 and 2002, the Company received $1,974,376, $2,564,663 and $1,800,000 in management and marketing fees from a related company, Play Along (Hong Kong), Ltd, for administrative and other related services provided.

NOTE 6 – CONCENTRATION OF CREDIT RISK

Cash

The Company maintains its cash bank deposits at one financial institution. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000 and the balances, at times, may exceed federally insured limits. At December 31, 2003, March 31, 2003 and 2002 the balances in each bank account were over this limit by an aggregate of $166,035, $0, and $0, respectively.

Revenues

In the periods ended December 31, 2003, March 31, 2003 and March 31, 2002, 100% of all revenues were earned from related companies as noted in Note 5. One of these two customers is Play Along (Hong Kong), Ltd which is located in the People’s Republic of China (“PRC”). The loss of this customer could have a material adverse effect on the Company. The customer’s operations in the PRC are subject to special consideration and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The customer’s production and therefore, the Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

NOTE 7 – DEFINED CONTRIBUTION PENSION PLAN

The Company sponsors a simplified employers’ pension plan covering all eligible employees. The Company funds the plan at its discretion. Pension expense for the Company was $30,759, $23,078 and $13,436 for the nine months ended December 31, 2003 and for the years ended March 31, 2003 and 2002, respectively.

PLAY ALONG, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 8 — COMMITMENTS

The Company leases its office facilities under long-term operating lease agreements. Rent expense for all operating leases was $195,973, $275,336 and $187,938 for the nine-months ended December 31, 2003 and the years ended March 31, 2003 and 2002, respectively.

At December 31, 2003, future minimum lease payments for these leases are as follows:

Operating
Year ending December 31	Leases
2004	$192,288
2005	124,671
2006	114,934
2007	43,587
2008	11,391
Thereafter	949

Total minimum lease payments	$487,820

NOTE 9 — LITIGATION

The Company is a defendant in a lawsuit with respect to a claim of infringement of patent on certain products sold by its related companies: Play Along (Hong Kong), Ltd. (“PAHK”) and PA Distribution, Inc. (“PAD”). The plaintiff in the suit is seeking unspecified damages. PAHK has accrued $1,844,626 as a liability under this lawsuit as of December 31, 2003, based on legal counsel’s assessment of the estimated damages that could be awarded and the fees that may be incurred if a Court were to find in favor of the plaintiff. As of December 31, 2003, the Company has been fully indemnified for all costs and expenses in this claim by its related company, PAHK. Therefore, no additional liability is reflected in these financial statements of the Company as of December 31, 2003, March 31, 2003 or March 31, 2002.

Michael I. Daszkal, CPA, P.A. Jeffrey A. Bolton, CPA, P.A. Timothy R. Devlin, CPA, P.A. Michael S. Kridel, CPA, P.A. Marjorie A. Horwin, CPA, P.A. Patrick D. Heyn, CPA, P.A.	2401 N.W. Boca Raton Boulevard Boca Raton, FL 33431 t: 561.367.1040 f: 561.750.3236 www.daszkalbolton.com

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
PA Distribution, Inc.
Fort Lauderdale, Florida

We have audited the accompanying balance sheets of PA Distribution, Inc. as of March 31, 2003, 2002 and December 31, 2003 and the related statements of operations, changes in stockholders’ deficit and cash flows for the periods then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by managements, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PA Distribution, Inc. as of March 31, 2003, 2002 and December 31, 2003, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

      /s/ Daszkal Bolton LLP

Boca Raton, Florida
February 13, 2004

Member of American Institute of Certified Public Accountants – SEC and Private Companies Practice Sections	Member	Affiliated Offices Worldwide

PA DISTRIBUTION, INC.

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED
DECEMBER 31, 2003 AND
FOR THE YEARS ENDED
MARCH 31, 2003 AND 2002

PA DISTRIBUTION, INC.
BALANCE SHEETS

	December 31, 2003	March 31, 2003	March 31, 2002
ASSETS
Current assets:
Cash	$3,927,375	$107,411	$15,540
Accounts receivable, net	6,701,152	9,590,481	658,764
Inventory	11,158,415	6,571,787	1,127,524
Prepaid expenses	31,648	—	—

Total current assets	21,818,590	16,269,679	1,801,828

Property and equipment, net	156,168	46,257	31,054

Other assets:
Other receivable	11,803	1,401	5,001
Employee receivable	25,000	14,430	—
Certificate of deposit	160,000	160,000	—

Total other assets	196,803	175,831	5,001

Total assets	$22,171,561	$16,491,767	$1,837,883

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$451,510	$834,341	$201,772
Note payable	—	940,053	191,907
Taxes payable	—	150,070	—
Due to related parties	22,815,866	15,650,500	3,644,922

Total current liabilities	23,267,376	17,574,964	4,038,601

Commitments and Contingencies
Stockholders’ deficit:
Common stock, $0.01 par value; 20,000 shares authorized; 7,000, 10,000 and 10,000 shares issued and outstanding, respectively	70	100	100
Additional paid in capital	(970)	—	—
Accumulated deficit	(1,094,915)	(1,083,297)	(2,200,818)

Total stockholders’ deficit	(1,095,815)	(1,083,197)	(2,200,718)

Total liabilities and stockholders’ deficit	$22,171,561	$16,491,767	$1,837,883

See accompanying notes to financial statements.

PA DISTRIBUTION, INC.
STATEMENTS OF OPERATIONS

	Nine Months
	ended
	December 31, 2003	March 31, 2003	March 31, 2002
Sales	$37,345,315	$31,814,828	$5,591,420
Cost of goods sold	32,050,589	26,703,568	5,946,788

Gross profit (loss)	5,294,726	5,111,260	(355,368)

Operating expenses:
Selling expenses	77,958	31,739	28,489
Advertising expenses	800,790	794,565	570,700
General and administrative expenses	4,178,221	2,839,789	1,413,465
Depreciation	18,866	11,248	5,377

Total operating expenses	5,075,835	3,677,341	2,018,031

Income (loss) from operations	218,891	1,433,919	(2,373,399)

Other income (expense):
Other income	104,027	145,740	64,664
Interest income	7,108	130	76
Interest and factoring expense	(304,267)	(312,198)	(80,148)

Total other income (expense)	(193,132)	(166,328)	(15,408)

Income (loss) before income tax expense	25,759	1,267,591	(2,388,807)
Income tax expense	37,377	150,070	160

Net income (loss)	$(11,618)	$1,117,521	$(2,388,967)

See accompanying notes to financial statements.

PA DISTRIBUTION, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

	Common Stock
			Additional	Accumulated
	Shares	Amount	Paid in Capital	Deficit	Total
Balance, March 31, 2001	10,000	$100	$—	$188,149	$188,249
Net loss	—	—	—	(2,388,967)	(2,388,967)

Balance, March 31, 2002	10,000	100	—	(2,200,818)	(2,200,718)
Net income	—	—	—	1,117,521	1,117,521

Balance, March 31, 2003	10,000	100		(1,083,297)	(1,083,197)
Repurchase of common stock	(3,000)	(30)	(970)		(1,000)
Net loss	—	—	—	(11,618)	(11,618)

Balance, December 31, 2003	7,000	$70	$(970)	$(1,094,915)	$(1,095,815)

See accompanying notes to financial statements.

PA DISTRIBUTION, INC.
STATEMENTS OF CASH FLOWS

	Nine Months
	ended
	December 31, 2003	March 31, 2003	March 31, 2002
Cash flows from operating activities:
Net income (loss)	$(11,618)	$1,117,521	$(2,388,967)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	18,866	11,248	5,377
Sales returns and allowance for chargebacks	1,476,704	689,250	—
(Increase) decrease in:
Accounts receivable	1,412,625	(9,620,967)	689,125
Inventory	(4,586,628)	(5,444,263)	2,291,657
Prepaid expense and other current assets	(52,620)	(110,771)	—
Increase (decrease) in:
Accounts payable and accrued expenses	(111,090)	633,098	(63,746)
Taxes payable	(150,070)	150,070	—

Net cash provided by (used in) operating activities	(2,003,831)	(12,574,814)	533,446

Cash flows from investing activities:
Purchase of certificate of deposit	—	(160,000)	—
Purchase of equipment	(128,777)	(27,040)	(26,697)

Net cash used in operating activities	(128,777)	(187,040)	(26,697)

Cash flows from financing activities:
Advances from factor	34,040,000	24,755,000	5,275,000
Repayments to factor	(35,251,794)	(24,006,854)	(5,083,093)
Advances from related parties	7,165,366	12,105,579	(907,495)
Repurchase of common stock	(1,000)	—	—

Net cash provided by (used in) financing activities	5,952,572	12,853,725	(715,588)

Net increase (decrease) in cash	3,819,964	91,871	(208,839)
Cash, beginning of year	107,411	15,540	224,379

Cash, end of year	$3,927,375	$107,411	$15,540

Supplemental disclosures:
Income taxes paid	$37,377	$166,000	$312,198

Interest paid	$304,267	$312,198	$71,178

See accompanying notes to financial statements.

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS

PA Distribution, Inc. (the “Company”) is engaged in the wholesale distribution of toys. The Company is located in Deerfield Beach, Florida. The Company was incorporated on May 15, 2000 under the statutes of the state of Delaware. The Company does business with two related entities which are under common ownership, Play Along (Hong Kong), Ltd. and Play Along, Inc. Play Along (Hong Kong), Ltd. is a toy manufacturer and primary supplier for the Company. Play Along, Inc. is a management and marketing company. The Company also does business with Art Asylum LLC, a toy product design company. Art Asylum LLC is majority owned by stockholders of the Company. See Note 6 regarding transactions between these entities and the Company.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2003, March 31, 2003 and 2002.

Property and Equipment

Property and equipment are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the asset, which range from three to five years. The Company reviews the valuation of property and equipment and their remaining economic lives annually and adjusts depreciation accordingly.

Inventories

Inventories consist of twelve product toy lines. The inventory has been valued at the lower of cost or market using the first-in, first-out (FIFO) method.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, shipment has occurred, price is fixed or determinable and collectibility is reasonably assured. Provision is made for an estimate of product returns, chargeback allowances and doubtful accounts and is based on historical experience.

Fair Value of Financial Instruments

The Company’s financial instruments are cash and cash equivalents, accounts receivable, certificate of deposit, accounts payable and note payable. The recorded values of cash and cash equivalents, accounts receivable and accounts payable approximate their fair values based on their short-term nature. The recorded values of the certificate of deposit and note payable approximate their fair values, as interest approximates market rates.

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Advertising Costs

The Company expenses advertising production costs as they are incurred and advertising communication costs the first time the advertising event takes place.

Shipping and Handling Fees

The Company follows the provisions of Emerging Issues Task Force Issue No. 00-10, “Accounting for Shipping and Handling Fees and Costs.” Any amounts billed to third-party customers for shipping and handling is included as a component of revenue. Shipping and handling costs incurred are included as a component of cost of sales. Shipping and handling costs is $2,752,714, $2,027,811 and $347,263 for the nine months ended December 31, 2003 and the years ended March 31, 2003 and 2002, respectively.

NOTE 3 –FACTORING AGREEMENT

Accounts receivable consisted of the following at December 31, 2003, March 31, 2003 and 2002:

	December 31, 2003	March 31, 2003	March 31, 2002
Accounts receivable	$8,215,356	$10,317,231	$696,264
Less: allowance for doubtful accounts	(37,500)	(37,500)	(37,500)
Less: allowance for sales returns and chargebacks	(1,476,704)	(689,250)	—

Accounts receivable, net	$6,701,152	$9,590,481	$658,764

There is $388,562, $48,272 and $33,389 in bad debt expense for the nine months ended December 31, 2003 and for the years ended March 31, 2003 and 2002, respectively.

Pursuant to a factoring agreement with HSBC Business Credit, the Company is allowed to borrow up to 70% of the outstanding accounts receivable balance at a rate of prime rate (4.0%, 4.25% and 4.75% at December 31, 2003, March 31, 2003 and 2002, respectively) plus 1.25%. The Company’s obligations to the factor are collateralized by all the Company’s accounts receivable, inventories, and equipment. The balance due at December 31, 2003, March 31, 2003 and 2002 are $0, $940,053, $191,907, respectively. Interest and factoring expense for the nine months ended December 31, 2003 and the years ended March 31, 2003 and 2002 are $304,267, $312,198 and $80,148, respectively.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	December 31, 2003	March 31, 2003	March 31, 2002
Office equipment, computers and software	$189,192	$60,415	$37,886
Less: accumulated depreciation and amortization	(33,024)	(14,158)	(6,832)

Property and equipment, net	$156,168	$46,257	$31,054

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 4 – PROPERTY AND EQUIPMENT, continued

Depreciation expense is $18,866, $11,248 and $5,377 for the nine months ended December 31, 2003 and for the years ended March 31, 2003 and 2002, respectively.

NOTE 5 – INCOME TAXES

The non-deductibility of certain expenses and temporary differences in depreciation expense and inventory costs capitalized for tax purposes resulted in an increase in the effective tax rate. Income tax expense consisted of the following:

	December 31, 2003	March 31, 2003	March 31, 2002
Current	$—	$150,070	$—
Deferred	—	—	—

Total income tax expense	$—	$150,070	$—

Reconciliation of the federal statutory income tax rate to the Company’s effective tax rate is as follows:

	December 31, 2003	March 31, 2003	March 31, 2002
Taxes computed at combined federal and state tax rate	$(3,950)	$410,195	$(812,249)
Non-deductible expenses	9,734	3,015	2,922
State income taxes, net of federal income tax benefit	843	60,158	(117,828)
Increase (decrease) in deferred tax asset valuation allowance	30,750	(323,298)	927,315

Provision for income taxes	$37,377	$150,070	$160

Under FAS No. 109, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of deferred tax assets are as follows as of:

	December 31, 2003	March 31, 2003	March 31, 2002
Deferred tax asset:
Accrued expenses	$—	$4,895	$99,046
Allowance for sales returns	—	275,011	—
Depreciation	(7,588)	7,283	(1,591)
Allowance for uncollectible accounts	14,963	14,963	14,963
Net operating loss carryforward	151,620	224,133	933,102

Total deferred tax asset	158,995	526,285	1,045,520
Valuation allowance	(158,995)	(526,285)	(1,045,520)

Net deferred tax asset	$—	$—	$—

The Company has a net operating loss of approximately $380,000 as of December 31, 2003 that expires in 2022.

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 6 – RELATED PARTY TRANSACTIONS

Activity with related parties are summarized below:

	December 31, 2003	March 31, 2003	March 31, 2002
Payable to related parties	$(23,380,499)	$(15,765,889)	$(3,644,922)
Receivable from related party	564,633	115,389	—

Payable to related party, end of year	$(22,815,866)	$(15,650,500)	$(3,644,922)

As of December 31, 2003, March 31, 2003 and 2002 the payable to related parties included $23,270,385, $15,209,018 and $3,514,228, payable to the Company’s primary supplier, Play Along (Hong Kong), Ltd., respectively. The payable to the Company’s primary supplier is subordinated to a maximum of $3,500,000 to the indebtedness to HSBC Business Credit.

Receivables from related party consisted of $564,633, $115,389 and no amounts due from Company’s marketing supplier, Play Along, Inc. as of December 31, 2003, March 31, 2003 and 2002, respectively. During the nine-months ended December 31, 2003, the Company paid $800,000 in management and marketing fees to a related party, Play Along, Inc., for rent, administrative and other related services. During the years ended March 31, 2003 and 2002, the Company paid $600,000 and $570,200 in management and marketing fees to Play Along, Inc.

As of December 31, 2003, March 31, 2003 and 2002, the payable to related parties included $110,114, $556,871 and $130,694, respectively, due for commissions on sales of goods on behalf of, Art Asylum LLC, an entitiy majority owned by stockholders of the Company. Other income for the nine-months ended December 31, 2003 and for the years ended March 31, 2003 and 2002 includes commissions received from Art Asylum, LLC of $104,027, $145,740 and $43,993, respectively.

NOTE 7 – CONCENTRATIONS

Cash

The Company maintains its cash bank deposits at one financial institution. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000 and the balances, at times, may exceed federally insured limits. At December 31, 2003, March 31, 2003 and 2002 the balances in each bank account were over this limit by an aggregate of $3,894,938, $101,506, $0, respectively.

Sales

Sales to two customers for the nine months ended December 31, 2003 represented approximately 43% and 15% of total sales. Approximately 35% and 20% of total accounts receivable at December 31, 2003 is due from these two customers, respectively.

Sales to two customers for the year ended March 31, 2003 represented approximately 60% and 20% of total sales. Approximately 64% and 15% of total accounts receivable at March 31, 2003 is due from these two customers, respectively.

Sales to two customers for the year ended March 31, 2002 represented approximately 66% and 7% of total sales. Approximately 69% and 5% of total accounts receivable at March 31, 2002 is due from these two customers, respectively.

In the nine-months ended December 31, 2003 and the years ended March 31, 2003 and 2002, approximately 67%, 81% and 56% of sales were from one product.

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 7 – CONCENTRATIONS, continued

Accounts Receivable

The Company performs on-going credit evaluations of its customer base including those included in accounts receivable at December 31, 2003, March 31, 2003 and 2002 and generally does not require collateral. The Company maintains reserves for potential credit losses and such losses have been both immaterial and within management’s expectations.

Supplier

The Company is dependent on one supplier (a related party) for all of its inventory merchandise (See Note 6). This supplier is located in Hong Kong within the People’s Republic of China (“PRC”). The loss of this supplier or a significant reduction in product availability from this supplier could have a material adverse effect on the Company. The supplier’s operations in the PRC are subject to special consideration and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The supplier’s production and therefore, the Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. The Company believes that its relationship with its supplier is satisfactory.

NOTE 8 – DEFINED CONTRIBUTION PENSION PLAN

The Company sponsors a simplified employers’ pension plan covering all eligible employees. The Company funds the plan at its discretion. Pension expense for the Company was $19,909, $12,165 and $12,629 for the nine months ended December 31, 2003 and for the years ended March 31, 2003 and 2002, respectively.

NOTE 9 – LITIGATION

The Company’s related company, Play Along, Inc. (“PAI”) is a defendant in a lawsuit with respect to a claim of infringement of patent on certain products sold by the Company and its related company, Play Along (Hong Kong) Ltd (“PAHK”). The plaintiff in the suit is seeking unspecified damages. PAHK has accrued $1,844,626 as a liability under this lawsuit as of December 31, 2003, based on legal counsel’s assessment of the estimated damages that could be awarded and the fees that may be incurred if a court were to find in favor of the plaintiff. As of December 31, 2003, the Company has not been named in the lawsuit and is fully indemnified for all costs and expenses in this claim by PAHK. Therefore, no additional liability is reflected in these financial statements as of December 31, 2003, March 31, 2003 and 2002.

NOTE 10 – RECLASSIFICATIONS

Certain reclassifications have been made to the prior years’ financial statements to conform to the current year presentation. These reclassifications had no effect on previously reported results of operations or accumulated deficit.

Play Along (Hong Kong) Limited

Reports and Financial Statements

For the year ended 31 March 2003

Play Along (Hong Kong) Limited

Contents

Directors’ Report	1
Auditors’ Report	3
Income Statement	4
Balance Sheet	5
Cash Flow Statement	6
Statement of Changes in Equity	7
Notes to the Financial Statements	8
Expressed in Hong Kong dollars (“HK$”)

Play Along (Hong Kong) Limited

Directors’ report
for the year ended 31 March 2003

The directors present their report and the audited financial statements for the year ended 31 March 2003.

PRINCIPAL ACTIVITY

The principal activity of the company is the trading of toys.

RESULTS AND APPROPRIATIONS

The results of the company for the year ended 31 March 2003 and the state of its affairs at that date are set out in the financial statements on pages 4 to 18.

The directors do not recommend the payment of a dividend.

DIRECTORS

The directors of the company during the year were as follows:

Mr. Steven Edward Geller
Ms. Tam Sui Ying
Mr. Jay Bruce Foreman
Mr. Charles Edward Emby
Mr. Chow Pui Mau, William

In accordance with the company’s articles of association, all directors remain in office for the ensuing year.

DIRECTORS’ INTERESTS

During the year, the directors of the company had interests in the following transactions :

(i)	During the year, the company made purchases of HK$32,507,606 and HK$4,123,251 from Wealthwise Industrial Limited and Root Land Limited respectively. Mr. Chow Pui Mau, William has equity interests in these companies.

(ii)	During the year, the company paid marketing fees of HK$18,638,750 to Play Along Inc. Mr. Jay Bruce Foreman, Mr. Charles Edward Emby and Mr. Chow Pui Mau, William have equity interests in this company.

(iii)	During the year, the company earned sales revenue of HK$226,046,140 from PA Distribution, Inc. Mr. Jay Bruce Foreman and Mr. Charles Edward Emby have equity interests in this company.

1

Play Along (Hong Kong) Limited

DIRECTORS’ INTERESTS (Continued)

(iv)	During the year, the company earned commission and agency income of HK$5,256,708 from Art Asylum LLC. Mr. Jay Bruce Foreman and Mr. Charles Edward Emby have equity interests in this company. In connection with the rendering of such agency services, the company made purchases and sales of approximately HK$16 million and HK$40 million on behalf of Art Asylum LLC during the year ended 31 March 2003. These purchases and sales were not regarded or included as part of the company’s own purchases and sales.

Save as aforesaid, no other contract of significance to which the company or its holding company was a party and in which a director of the company had a material interest, whether directly or indirectly, subsisted at the end of the year or at any time during the year.

At no time during the year was the company or its holding company a party to any arrangements to enable the directors of the company to acquire benefits by means of acquisition of shares in or debentures of the company or any other body corporate.

AUDITORS

The company’s auditors, Grant Thornton retire and, being eligible, offer themselves for re-appointment.

For and on behalf of the Board

Chairman

6 June 2003

2

Play Along (Hong Kong) Limited

Auditors’ report

To the members of Play Along (Hong Kong) Limited
(incorporated in Hong Kong with limited liability)

We have audited the financial statements on pages 4 to 18 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.

Respective responsibilities of directors and auditors

The Companies Ordinance requires the directors to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently.

It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at 31 March 2003 and of its profit and cash flows for the year then ended and have been properly prepared in accordance with the Companies Ordinance.

Grant Thornton
Certified Public Accountants
Hong Kong

6 June 2003

3

Play Along (Hong Kong) Limited

Income statement
for the year ended 31 March 2003

			2003	2002
	Notes		HK$	HK$
Turnover	3		440,379,441	105,210,916
Cost of sales			(204,364,180)	(62,288,576)

Gross profit			236,015,261	42,922,340
Other revenue			11,207,609	10,077,473
Selling and distribution costs			(125,019,609)	(49,909,460)
Administrative expenses			(20,323,755)	(14,742,200)

Profit/(Loss) from operations			101,879,506	(11,651,847)
Finance costs	4	(b)	(767,633)	(850,884)

Profit/(Loss) before taxation	4	(a)	101,111,873	(12,502,731)
Taxation	5		(13,488,247)	—

Profit/(Loss) for the year			87,623,626	(12,502,731)

4

Play Along (Hong Kong) Limited

Balance sheet
as at 31 March 2003

		2003	2002
	Notes	HK$	HK$
ASSETS AND LIABILITIES
Non-current assets
Property, plant and equipment	6	1,048,211	1,169,405
Investment securities	7, 9	3,875,000	—

		4,923,211	1,169,405
Current assets
Inventories	8	170,807	869,599
Trade and other receivables		10,186,812	5,948,577
Amounts due from related companies		117,310,934	27,290,474
Pledged bank deposits	9	3,908,017	7,750,000
Tax recoverable		—	401,494
Cash at banks and in hand		60,708,387	2,091,597

		192,284,957	44,351,741
Current liabilities
Bank overdrafts (secured)	9	—	693,396
Trade and other payables		66,051,473	32,217,964
Bills payable (secured)	9	20,805,433	6,162,008
Amounts due to related companies		6,857,684	2,647,301
Bank loan (secured)	9, 10	31,514	840,544
Provision for tax		12,878,505	—

		106,624,609	42,561,213

Net current assets		85,660,348	1,790,528

Net assets		90,583,559	2,959,933

CAPITAL AND RESERVES
Share capital	11	20,000	20,000
Retained profits		90,563,559	2,939,933

Shareholders’ funds		90,583,559	2,959,933

Director	Director

5

Play Along (Hong Kong) Limited

Cash flow statement
for the year ended 31 March 2003

		2003	2002
	Note	HK$	HK$
Cash flow from operating activities
Profit/(Loss) before taxation		101,111,873	(12,502,731)
Adjustments for :
Depreciation		699,772	680,244
Interest expense		767,633	850,884
Interest income		(41,216)	(257,985)
Gain on disposal of property, plant and equipment		—	(44,521)
Provision for obsolete stocks		—	510,832
Stock written off		789,899	—
Write-back of provision for bad and doubtful debts		(4,000,000)	—
Provision for bad and doubtful debts		733,597	216,672
Bad debts written off		346,460	—

Operating profit/(loss) before working capital changes		100,408,018	(10,546,605)
Increase in inventories		(91,107)	(109,424)
Increase in trade and other receivables		(5,318,292)	(199,161)
(Increase)/Decrease in amounts due from related companies		(86,020,460)	8,556,368
Increase in trade and other payables		33,833,509	8,234,161
Increase/(Decrease) in bills payable		14,643,425	(7,469,014)
Increase in amounts due to related companies		4,210,383	2,647,301

Cash generated from operations		61,665,476	1,113,626
Interest received		41,216	257,985
Interest paid		(767,633)	(850,884)
Profits tax paid		(208,248)	(1,008,653)

Net cash from/(used in) operating activities		60,730,811	(487,926)

Cash flow from investing activities
Payments to acquire property, plant and equipment		(578,578)	(668,725)
Receipts from disposal of property, plant and equipment		—	363,312
Payments to acquire investment securities		(3,875,000)	—
Decrease in pledged bank deposits		3,841,983	—

Net cash used in investing activities		(611,595)	(305,413)

Cash flow from financing activities	15
New bank loan		—	1,008,653
Repayment of bank loan		(809,030)	(168,109)

Net cash (used in)/from financing activities		(809,030)	840,544

Net increase in cash and cash equivalents		59,310,186	47,205
Cash and cash equivalents at 1 April 2002		1,398,201	1,350,996

Cash and cash equivalents at 31 March 2003		60,708,387	1,398,201

Analysis of balances of cash and cash equivalents
Cash at banks and in hand		60,708,387	2,091,597
Bank overdrafts		—	(693,396)

		60,708,387	1,398,201

6

Play Along (Hong Kong) Limited

Statement of changes in equity
for the year ended 31 March 2003

	Share capital	Retained profits	Total
	HK$	HK$	HK$
Balance at 1 April 2001	20,000	15,442,664	15,462,664
Net loss for the year	—	(12,502,731)	(12,502,731)

Balance at 31 March 2002 and 1 April 2002	20,000	2,939,933	2,959,933
Net profit for the year	—	87,623,626	87,623,626

Balance at 31 March 2003	20,000	90,563,559	90,583,559

7

Play Along (Hong Kong) Limited

Notes to the financial statements
for the year ended 31 March 2003

1.	GENERAL INFORMATION

The principal activity of the company is the trading of toys. The directors consider the ultimate holding company as at 31 March 2003 to be Bright Wealth Enterprises Limited, incorporated in the British Virgin Islands.

2.	PRINCIPAL ACCOUNTING POLICIES

(a) Basis of preparation

The financial statements on pages 4 to 18 are prepared in accordance with and comply with all applicable Statements of Standard Accounting Practice (“SSAP”) and Interpretations issued by the Hong Kong Society of Accountants. The financial statements are prepared under the historical cost convention.

Adoption of new and revised SSAPs

SSAP 1 (Revised)	Presentation of financial statements
SSAP 15 (Revised)	Cash flow statements
SSAP 34	Employee benefits

Adoption of these new and revised SSAPs has led to additional and revised disclosure in these financial statements, as explained below.

(i) SSAP 1 (Revised) - Presentation of financial statements

In adopting SSAP 1 (Revised) the company is required to present a statement of changes in equity instead of a statement of recognised gains and losses. Comparative amounts have been restated to achieve a consistent presentation.

(ii) SSAP 15 (Revised) - Cash flow statement

In adopting SSAP 15 (Revised) the company is required to present a cash flow statement to report cash flows during the year classified by operating, investing and financing activities only. For the purposes of the cash flow statement, cash and cash equivalents comprise cash on hand, demand deposits, short-term highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value, and bank overdrafts. Comparative amounts have been restated to achieve a consistent presentation.

8

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(a) Basis of preparation (Continued)

(iii) SSAP 34 - Employee benefits

Employee entitlements

In adopting SSAP 34, employee entitlements to annual leave and long service payments are recognised when they accrue to employees. A provision is made for the estimated liability for annual leave and long service payments as a result of services rendered by employees up to the balance sheet date.

Non-accumulating compensated absences, such as sick leave and maternity leave are not recognised until the time of leave.

In prior year, no provision was made for employee annual leave and long service payment entitlements. The adoption of SSAP 34 has not resulted in any significant changes to the prior years’ net assets and results and accordingly, no prior year adjustment is required.

(b) Property, plant and equipment

(i) Depreciation and amortisation

Depreciation is provided to write off the cost of property, plant and equipment over their estimated useful lives, using the straight line method, at the following rates per annum :

Leasehold improvements	50%
Furniture and fixtures	20%
Office equipment	20%
Computer equipment	30%

(ii) Measurement bases

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to the working condition and location for its intended use. Subsequent expenditure relating to property, plant and equipment is added to the carrying amount of the assets if it can be demonstrated that such expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the assets.

9

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(b) Property, plant and equipment (Continued)

(ii) Measurement bases (Continued)

When assets are sold or retired, any gain or loss resulting from their disposal, being the difference between the net disposal proceeds and the carrying amount of the assets, is included in the income statement.

     (c) Investment securities

Investment securities are securities which are intended to be held on a continuing basis for an identified long-term purpose. Investment securities are stated in the balance sheet at cost less any provisions for impairment losses. Provisions are made when the fair value of such securities has declined below the carrying amounts, unless there is evidence that the decline is temporary. The amount of the reduction is recognised as an expense in the income statement.

(d) Inventories

Inventories are stated at the lower of cost and net realisable value. Cost comprises the cost of purchased goods calculated using the first-in first-out method. Net realisable value is calculated as the actual or estimated selling price less all further costs of marketing, selling and distribution.

(e) Impairment

The carrying amounts of the company’s assets are reviewed at each balance sheet date to determine whether there is any indication of impairment. If any such indication exists, the asset’s recoverable amount is estimated. An impairment loss is recognised whenever the carrying amount of an asset or its cash-generating unit exceeds its recoverable amount. Impairment losses are recognised in the income statement.

(i) Calculation of recoverable amount

The recoverable amount of an asset is the greater of its net selling price and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate largely independent cash inflows, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

10

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(e) Impairment (Continued)

(ii)	Reversals of impairment

An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount and only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortisation, if no impairment loss had been recognised.

(f) Foreign currencies

Transactions in foreign currencies are translated into Hong Kong dollars at the rates of exchange ruling at the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated into Hong Kong dollars at the rates of exchange ruling at that date. Gains and losses arising on exchange are dealt with in the income statement.

(g) Operating leases

Leases where substantially all the risks and rewards of ownership of assets remain with the lessor are accounted for as operating leases. Annual rentals applicable to such operating leases are charged to the income statement on a straight line basis over the lease term.

(h) Deferred tax/ Future tax benefits

Deferred tax is provided, using the liability method, on all significant timing differences, other than those which are not expected to crystallise in the foreseeable future.

Future tax benefit is not carried forward as an asset unless the benefit can be regarded as being virtually certain of realisation.

(i) Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

11

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(j) Cash and cash equivalents

Cash comprises cash on hand and demand deposits repayable on demand with any bank or other financial institution. Cash includes deposits denominated in foreign currencies.

Cash equivalents represent short-term, highly liquid investments which are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value. Bank overdrafts that are repayable on demand and form an integral part of the company’s cash management are also included as a component of cash and cash equivalents for the purpose of the cash flow statement.

(k) Recognition of revenue

Revenue from the sale of goods are recognised when they are delivered to customers.

Interest income is recognised on a time proportion basis.

(l) Employee benefits

(i) Employee entitlements

Employee entitlements to annual leave and long service payments are recognised when they accrue to employees. A provision is made for the estimated liability for annual leave and long service payments as a result of services rendered by employees up to the balance sheet date.

Non-accumulating compensated absences such as sick leave and maternity leave are not recognised until the time of leave.

(ii) Retirement benefit costs

The company contributes to a Mandatory Provident Fund Scheme which is a defined contribution retirement benefit scheme, and is available to all employees. Contributions to the scheme by the company and its employees are calculated as a percentage of employees’ basic salaries. The retirement benefit scheme cost charged to the income statement represents contributions payable by the company to the scheme.

The assets of the scheme are held separately from those of the company in an independently administered fund.

12

Play Along (Hong Kong) Limited

3.	TURNOVER

Turnover represents the total invoiced value of goods supplied less returns and discounts.

4(a). PROFIT/(LOSS) BEFORE TAXATION

	2003	2002
	HK$	HK$
Profit/(Loss) before taxation is arrived at after charging :
Auditors’ remuneration	80,600	75,000
Cost of inventories recognised as expenses (including provision/write-off of HK$789,899 (2002 : HK$510,832)	205,154,079	62,799,408
Depreciation	699,772	680,244
Impairment on advanced payment of royalty fee	11,237,500	3,975,936
Licence and royalty fees	47,286,717	17,479,625
Operating lease charges in respect of office premises	499,554	419,368
Product development and sampling	4,737,082	3,441,866
Provision for bad and doubtful debts	733,597	216,672
Marketing, promotion and advertising	39,650,980	17,368,785
Contributions to retirement benefit scheme	265,137	220,790
Staff costs (including directors’ remuneration and contributions to retirement benefit scheme)	11,591,497	7,669,666
and crediting :-
Commission and agency income	5,256,708	7,230,558
Write-back of provision for bad and doubtful debts	4,000,000	—
Exchange gain	205,418	75,767
Gain on disposal of property, plant and equipment	—	44,521
Bank interest income	41,216	257,985

4(b). FINANCE COSTS

	2003	2002
	HK$	HK$
Interest charges on bank loan and other borrowings repayable within five years	767,633	850,884

13

Play Along (Hong Kong) Limited

5.	TAXATION

	2003	2002
	HK$	HK$
The charge comprises:
Hong Kong profits tax
Current year	13,711,497	—
Overprovision in prior years	(223,250)	—

	13,488,247	—

Hong Kong profits tax is provided at the rate of 16% on the estimated assessable profit of the year after setting off available tax losses brought forward from the prior year amounting to approximately HK$12.5 million. No Hong Kong profits tax was provided in the previous year as the company did not derive any assessable profit for that year.

No deferred tax has been provided in the financial statements as there are no material timing differences.

6.	PROPERTY, PLANT AND EQUIPMENT

	Leasehold	Furniture	Office	Computer
	improvements	and fixtures	equipment	equipment	Total
	HK$	HK$	HK$	HK$	HK$
Cost
At 1 April 2002	796,843	326,310	117,661	1,479,366	2,720,180
Additions	—	82,508	17,776	478,294	578,578

At 31 March 2003	796,843	408,818	135,437	1,957,660	3,298,758

Accumulated depreciation
At 1 April 2002	707,435	149,931	48,399	645,010	1,550,775
Charge for the year	85,658	72,767	24,474	516,873	699,772

At 31 March 2003	793,093	222,698	72,873	1,161,883	2,250,547

Net book value
At 31 March 2003	3,750	186,120	62,564	795,777	1,048,211

At 31 March 2002	89,408	176,379	69,262	834,356	1,169,405

14

Play Along (Hong Kong) Limited

7.	INVESTMENT SECURITIES

	2003	2002
	HK$	HK$
HSBC Asia Select Guaranteed Fund, at cost	3,875,000	—

Market value	3,891,523	—

The investment is pledged as a security against the company’s banking facilities (note 9).

8.	INVENTORIES

	2003	2002
	HK$	HK$
Packing material	170,807	—
Goods purchased for resale, at cost	—	1,380,431
Less : Provision for slow-moving inventories	—	(510,832)

	170,807	869,599

During the year the company reversed inventory provisions of HK$510,832 made in 2002 as the related inventory items were subsequently scrapped in the current year.

9.	BANKING FACILITIES

At 31 March 2003, general banking facilities granted to the company to the extent of approximately HK$29,800,000 were secured by:

(a)	a charge over the company’s investment securities of HK$3,875,000 (note 7).

(b)	a charge over the company’s bank deposits amounting to HK$3,908,017 as at 31 March 2003;

(c)	undertaking to maintain a minimum net worth of not less than HK$10,000,000;

(d)	guarantee of HK$36,500,000 in aggregate from a third party; and

(f)	assignment of certain documentary credit loan proceeds amounting to US$150,000 (approximately HK$1,170,000) from the company to a bank.

15

Play Along (Hong Kong) Limited

10.	BANK LOAN (SECURED)

	2003	2002
	HK$	HK$
Bank loan, secured
- repayable within one year	31,514	840,544

11.	SHARE CAPITAL

	2003	2002
	HK$	HK$
Authorised, issued and fully paid :
20,000 ordinary shares of HK$1 each	20,000	20,000

12.	OPERATING LEASE COMMITMENTS

At 31 March 2003, the total future minimum lease payments under non-cancellable operating leases are payable as follows :

	2003	2002
	HK$	HK$
Within one year	503,959	77,875
In the second to fifth years	625,998	—

	1,129,957	77,875

The company leases office premises under operating leases. The leases run for a period of one to three years without an option for renewal. None of the leases includes contingent rentals.

16

Play Along (Hong Kong) Limited

13.	OTHER COMMITMENTS

During the year, the company had entered into royalty agreements with certain licensors, under which the company was granted the rights to use certain materials and trademarks which are owned by these licensors in a number of merchandising activities and endeavours. Total royalty commitments are as follows :

2003
HK$
Non-refundable royalty guaranteed payments contracted but not provided for in the financial statements :
Payable within one year	10,288,125
Payable in the second to fifth years	6,781,250

17,069,375

14.	DIRECTORS’ REMUNERATION

Remuneration of the directors disclosed pursuant to section 161 of the Companies Ordinance is as follows:-

	2003	2002
	HK$	HK$
Fees	—	—
Other emoluments	728,000	560,000

15.	NOTE TO THE CASH FLOW STATEMENT

Analysis of changes in financing during the year are as follows:

	Bank loan
	2003	2002
	HK$	HK$
Balance at 1 April 2002	840,544	—
New bank loan raised	—	1,008,653
Repayment of bank loan	(809,030)	(168,109)

Balance at 31 March 2003	31,514	840,544

17

Play Along (Hong Kong) Limited

16.	RELATED PARTY TRANSACTIONS

The following transactions were carried out with related parties :

	2003	2002
	HK$	HK$
Related companies with common directors and shareholders
- Purchases	36,630,857	—
- Marketing fees expense	18,638,750	13,950,000
- Sales	226,046,140	22,896,325
- Commission and agency income	5,256,708	2,760,045

During the year, the company provided agency services to a related company and earned commission and agency income of HK$5,256,708 per above. In connection with the rendering of such agency services, the company made purchases and sales of approximately HK$16 million and HK$40 million on behalf of the related company during the year ended 31 March 2003. These purchases and sales were not regarded or included as part of the company’s own purchases and sales.

17.	POST BALANCE SHEET EVENT

Pursuant to the resolutions of all directors and all members and an agreement entered into by the company dated 14 April 2003, the company agreed to purchase 11,600 of its own fully paid-up ordinary shares from one of its shareholders, Bright Wealth Enterprises Limited (being the ultimate holding company as at 31 March 2003) for a consideration of US$8,650,000 (approximately HK$67 million).

The consideration will be paid by the company out of its distributable profits as follows:

(a)	US$5,000,000, on or before 15 April 2003;

(b)	US$1,650,000, on or before 10 October 2003; and

(c)	US$2,000,000, on or before 10 December 2003.

18.	APPROVAL OF THE FINANCIAL STATEMENTS

The financial statements on pages 4 to 18 were approved by the board of directors on 6 June 2003.

18

Play Along (Hong Kong) Limited

Reports and Financial Statements
For the period from 1 April 2003 to 31 December 2003

Play Along (Hong Kong) Limited

Contents

Directors’ Report	1
Auditors’ Report	4
Income Statement	5
Balance Sheet	6
Cash Flow Statement	7
Statement of Changes in Equity	8
Notes to the Financial Statements	9

Expressed in Hong Kong dollars (“HK$”)

Play Along (Hong Kong) Limited

Directors’ report
for the period from 1 April 2003 to 31 December 2003

The directors present their report and the audited financial statements for the period from 1 April 2003 to 31 December 2003.

PRINCIPAL ACTIVITY

The principal activity of the company is the trading of toys.

CHANGE OF NAME

Pursuant to a directors’ resolution passed on 23 January 2004, the company will change its name from Play Along (Hong Kong) Limited to Play Along (Hong Kong) Limited with effect from 4 February 2004.

CHANGE OF FINANCIAL YEAR END

Pursuant to a directors’ resolution passed on 30 May 2003, the company changed its financial year end from 31 March to 31 December in order to facilitate the overseas tax reporting requirements of its shareholders.

RESULTS AND APPROPRIATIONS

The results of the company for the period ended 31 December 2003 and the state of its affairs at that date are set out in the financial statements on pages 5 to 24.

The directors have declared an interim dividend of HK$5,535.71 per share, totalling HK$46,500,000 which was paid on 21 November 2003.

The directors do not recommend the payment of a final dividend.

DIRECTORS

The directors of the company during the period were as follows:

Mr. Steven Edward Geller
Ms. Tam Sui Ying	(resigned on 10 October 2003)
Mr. Jay Bruce Foreman
Mr. Charles Edward Emby
Mr. Chow Pui Mau, William	(resigned on 10 December 2003)

In accordance with the company’s articles of association, all the present directors remain in office for the ensuing year.

Play Along (Hong Kong) Limited

DIRECTORS’ INTERESTS

During the period, the directors of the company had interests in the following transactions :

(i)	During the period ended 31 December 2003, the company made purchases of HK$21,030,784 and HK$23,416,352 from Wealthwise Industrial Limited and Root Land Limited respectively. Mr. Chow Pui Mau, William has equity interests in these companies.

(ii)	During the period ended 31 December 2003, the company paid marketing fees of HK$15,301,413 to Play Along Inc. Mr. Jay Bruce Foreman, Mr. Charles Edward Emby and Mr. Chow Pui Mau, William have equity interests in this company.

(iii)	During the period ended 31 December 2003, the company earned sales revenue of HK$263,505,020 from PA Distribution, Inc. Mr. Jay Bruce Foreman and Mr. Charles Edward Emby have equity interests in this company.

(iv)	During the period ended 31 December 2003, the company earned commission and agency income of HK$2,366,182 from Art Asylum LLC. Mr. Jay Bruce Foreman and Mr. Charles Edward Emby have equity interests in this company. In connection with the rendering of such agency services, the company made purchases and sales of approximately HK$10 million and HK$12 million respectively on behalf of Art Asylum LLC during the period ended 31 December 2003. These purchases and sales were not regarded or included as part of the company’s own purchases and sales.

Save as aforesaid, no other contract of significance to which the company was a party and in which a director of the company had a material interest, whether directly or indirectly, subsisted at the end of the period or at any time during the period.

At no time during the period was the company a party to any arrangements to enable the directors of the company to acquire benefits by means of acquisition of shares in or debentures of the company or any other body corporate.

Play Along (Hong Kong) Limited

AUDITORS

The company’s auditors, Grant Thornton retire and, being eligible, offer themselves for re-appointment.

For and on behalf of the Board

Chairman

19 February 2004

Auditors’ report

To the members of Play Along (Hong Kong) Limited
(incorporated in Hong Kong with limited liability)

We have audited the financial statements on pages 5 to 24 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.

Respective responsibilities of directors and auditors

The Companies Ordinance requires the directors to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently.

It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at 31 December 2003 and of its profit and cash flows for the period from 1 April 2003 to 31 December 2003 and have been properly prepared in accordance with the Companies Ordinance.

Grant Thornton
Certified Public Accountants
Hong Kong

19 February 2004

Play Along (Hong Kong) Limited

Income statement
for the period from 1 April 2003 to 31 December 2003

			Period from
			1 April 2003
			to	Year ended
	Notes		31 December 2003	31 March 2003
			HK$	HK$
Turnover	3		1,023,688,809	440,379,441
Cost of sales			(458,730,013)	(204,364,180)

Gross profit			564,958,796	236,015,261
Other revenue			3,466,328	11,207,609
Selling and distribution costs			(274,320,691)	(125,019,609)
Administrative expenses			(36,723,328)	(20,323,755)

Profit from operations			257,381,105	101,879,506
Finance costs	4	(b)	(253,302)	(767,633)

Profit before taxation	4	(a)	257,127,803	101,111,873
Taxation	5		(45,144,125)	(13,488,247)

Profit for the period/year			211,983,678	87,623,626

Dividends	6		46,500,000	—

Play Along (Hong Kong) Limited

Balance sheet
as at 31 December 2003

	Notes	31 December 2003	31 March 2003
		HK$	HK$
ASSETS AND LIABILITIES
Non-current assets
Property, plant and equipment	7	1,449,679	1,048,211
Investment securities	8, 12	3,875,000	3,875,000

		5,324,679	4,923,211
Current assets
Inventories	9	157,632	170,807
Trade and other receivables		40,660,311	10,186,812
Amount due from related company		180,345,252	117,310,934
Pledged bank deposits	12	3,926,287	3,908,017
Cash and cash equivalents	10	210,365,140	60,708,387

		435,454,622	192,284,957
Current liabilities
Trade and other payables		166,477,846	66,051,473
Provisions	11	23,605,756	—
Bills payable (secured)	12	—	20,805,433
Amounts due to related companies		2,810,340	6,857,684
Bank loan (secured)	12,13	—	31,514
Provision for tax		58,855,622	12,878,505

		251,749,564	106,624,609

Net current assets		183,705,058	85,660,348

Net assets		189,029,737	90,583,559

CAPITAL AND RESERVES
Share capital	14	8,400	20,000
Reserves	15	189,021,337	90,563,559

Shareholders’ funds		189,029,737	90,583,559

Director	Director

Play Along (Hong Kong) Limited

Cash flow statement
for the period from 1 April 2003 to 31 December 2003

		Period from
		1 April 2003
		to	Year ended
	Notes	31 December 2003	31 March 2003
		HK$	HK$
Cash flow from operating activities
Profit before taxation		257,127,803	101,111,873
Adjustments for :
Depreciation		561,337	699,772
Interest expense		253,302	767,633
Interest income		(322,305)	(41,216)
Stock written off		—	789,899
Write-back of provision for bad and doubtful debts		(524,288)	(4,000,000)
Provision for bad and doubtful debts		—	733,597
Bad debts written off		—	346,460

Operating profit before working capital changes		257,095,849	100,408,018
Decrease/(Increase) in inventories		13,175	(91,107)
Increase in trade and other receivables		(29,949,211)	(5,318,292)
Increase in amount due from a related company		(63,034,318)	(86,020,460)
Increase in trade and other payables		100,426,373	33,833,509
Increase in provisions		23,605,756	—
(Decrease)/Increase in bills payable		(20,805,433)	14,643,425
(Decrease)/Increase in amounts due to related companies		(4,047,344)	4,210,383

Cash generated from operations		263,304,847	61,665,476
Interest received		322,305	41,216
Interest paid		(253,302)	(767,633)
Profits tax refunded/(paid)		832,992	(208,248)

Net cash from operating activities		264,206,842	60,730,811

Cash flows from investing activities
Payments to acquire property, plant and equipment		(962,805)	(578,578)
Payments to acquire investment securities		—	(3,875,000)
(Increase)/Decrease in pledged bank deposits		(18,270)	3,841,983

Net cash used in investing activities		(981,075)	(611,595)

Cash flows from financing activities
Payment for repurchase of shares		(67,037,500)	—
Repayment of bank loan		(31,514)	(809,030)
Dividends paid		(46,500,000)	—

Net cash used in financing activities		(113,569,014)	(809,030)

Net increase in cash and cash equivalents		149,656,753	59,310,186
Cash and cash equivalents at beginning of the period/year		60,708,387	1,398,201

Cash and cash equivalents at end of the period/year		210,365,140	60,708,387

Analysis of balances of cash and cash equivalents
Cash at banks and in hand		93,848,716	60,708,387
Short-term investments		116,516,424	—

		210,365,140	60,708,387

Play Along (Hong Kong) Limited

Statement of changes in equity
for the period from 1 April 2003 to 31 December 2003

		Capital
	Share	redemption	Retained
	capital	reserve	profits	Total
	HK$	HK$	HK$	HK$
Balance at 1 April 2002	20,000	—	2,939,933	2,959,933
Net profit for the year	—	—	87,623,626	87,623,626

Balance at 31 March 2003 and 1 April 2003	20,000	—	90,563,559	90,583,559
Repurchase of shares (Note 14)	(11,600)	11,600	(67,037,500)	(67,037,500)
Dividends (Note 6)			(46,500,000)	(46,500,000)
Net profit for the period	—	—	211,983,678	211,983,678

Balance at 31 December 2003	8,400	11,600	189,009,737	189,029,737

Play Along (Hong Kong) Limited

Notes to the financial statements
for the period from 1 April 2003 to 31 December 2003

1.	GENERAL INFORMATION

The principal activity of the company is the trading of toys.

Pursuant to a directors’ resolution passed on 23 January 2004, the company will change its name from Play Along (Hong Kong) Limited to Play Along (Hong Kong) Limited with effect from 4 February 2004.

2.	PRINCIPAL ACCOUNTING POLICIES

(a)	Basis of preparation

The financial statements on pages 5 to 24 are prepared in accordance with and comply with all applicable Statements of Standard Accounting Practice (“SSAPs”) and Interpretations issued by the Hong Kong Society of Accountants. The financial statements are prepared under the historical cost convention, except for the remeasurement of investments in securities as further explained in (c) below.

Adoption of revised SSAP

In the current period, the company has adopted SSAP 12 (Revised) Income Taxes. The principal effect of the implementation of SSAP 12 (Revised) is in relation to deferred tax. In previous years, partial provision was made for deferred tax using the income statement liability method, i.e. a liability was recognised in respect of timing differences arising, except where timing differences were not expected to reverse in the foreseeable future. Deferred tax assets were not recognised unless their realisation was assured beyond reasonable doubt. SSAP 12 (Revised) requires the adoption of a balance sheet liability method, whereby deferred tax is recognised in respect of all temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, with limited exceptions.

In the absence of any specific transitional requirements in SSAP 12 (Revised), the new accounting policy has been applied retrospectively. As a result the company has changed its accounting policies for deferred taxation as detailed in note 2(i) below. The adoption of SSAP 12 (Revised) has not resulted in any significant changes to the current and prior year’s net assets and results and accordingly, no prior year adjustment is required.

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(b)	Property, plant and equipment

(i)	Depreciation and amortisation

Depreciation is provided to write off the cost of property, plant and equipment over their estimated useful lives, using the straight line method, at the following rates per annum :

Leasehold improvements	50%
Furniture and fixtures	20%
Office equipment	20%
Computer equipment	30%
Computer software	50%

(ii)	Measurement bases

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to the working condition and location for its intended use. Subsequent expenditure relating to property, plant and equipment is added to the carrying amount of the assets if it can be demonstrated that such expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the assets.

When assets are sold or retired, any gain or loss resulting from their disposal, being the difference between the net disposal proceeds and the carrying amount of the assets, is included in the income statement.

(c)	Investments in securities

Investment securities are securities which are intended to be held on a continuing basis for an identified long-term purpose. Investment securities are stated in the balance sheet at cost less any provisions for impairment losses. Provisions are made when the fair value of such securities has declined below the carrying amounts, unless there is evidence that the decline is temporary. The amount of the reduction is recognised as an expense in the income statement.

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(c)	Investments in securities (Continued)

All other securities, whether held for trading or otherwise, are stated in the balance sheet at fair value. Changes in value are recognised as an expense in the income statement.

Provisions against the carrying value of investment securities are written back to income when the circumstances and events that led to the write-downs or write-offs cease to exist and there is persuasive evidence that the new circumstances and events will persist for the foreseeable future.

(d)	Inventories

Inventories are stated at the lower of cost and net realisable value. Cost comprises the cost of purchased goods calculated using the first-in first-out method. Net realisable value is calculated as the actual or estimated selling price less all further costs of marketing, selling and distribution.

(e)	Impairment

The carrying amounts of the company’s assets are reviewed at each balance sheet date to determine whether there is any indication of impairment. If any such indication exists, the asset’s recoverable amount is estimated. An impairment loss is recognised whenever the carrying amount of an asset or its cash-generating unit exceeds its recoverable amount. Impairment losses are recognised in the income statement.

(i)	Calculation of recoverable amount

The recoverable amount of an asset is the greater of its net selling price and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate largely independent cash inflows, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

(ii)	Reversals of impairment

An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount and only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortisation, if no impairment loss had been recognised.

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(f)	Foreign currencies

Transactions in foreign currencies are translated into Hong Kong dollars at the rates of exchange ruling at the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated into Hong Kong dollars at the rates of exchange ruling at that date. Gains and losses arising on exchange are dealt with in the income statement.

(g)	Operating leases

Leases where substantially all the risks and rewards of ownership of assets remain with the lessor are accounted for as operating leases. Annual rentals applicable to such operating leases are charged to the income statement on a straight line basis over the lease term.

(h)	Provisions

A provision is recognised in the balance sheet when the company has a legal or constructive obligation as a result of a past event, and it is probable that an outflow of economic benefits will be required to settle the obligation, and a reliable estimate of the amount can be made. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability. Where the company expects a provision to be reimbursed, the reimbursement is recognised as a separate asset but only when the reimbursement is virtually certain.

(i)	Income tax

Income tax for the period comprises current and deferred tax.

Current tax is the expected tax payable on the taxable income for the period using tax rates enacted at the balance sheet date, and any adjustment to tax payable in respect of previous years.

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(i)	Income tax (Continued)

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, and is accounted for using the balance sheet liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences, and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. Such assets and liabilities are not recognised if the temporary difference arises from the initial recognition of other assets and liabilities in a transaction that affects neither the tax profit nor the accounting profit.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered. Any such reduction is reversed to the extent that it becomes probable that sufficient taxable profit will be available.

Deferred tax assets and liabilities are not discounted. Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset realised. Deferred tax is charged or credited in the income statement, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

(j)	Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

(k)	Cash and cash equivalents

Cash comprises cash on hand and demand deposits repayable on demand with any bank or other financial institution. Cash includes deposits denominated in foreign currencies.

Cash equivalents represent short-term, highly liquid investments which are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value. Bank overdrafts that are repayable on demand and form an integral part of the company’s cash management are also included as a component of cash and cash equivalents for the purpose of the cash flow statement.

Play Along (Hong Kong) Limited

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(l)	Recognition of revenue

Revenue from the sale of goods are recognised when they are delivered to customers.

Interest income is recognised on a time proportion basis.

(m)	Employee benefits

(i)	Employee entitlements

Employee entitlements to annual leave and long service payments are recognised when they accrue to employees. A provision is made for the estimated liability for annual leave and long service payments as a result of services rendered by employees up to the balance sheet date.

Non-accumulating compensated absences such as sick leave and maternity leave are not recognised until the time of leave.

(ii)	Retirement benefit costs

The company contributes to a Mandatory Provident Fund Scheme which is a defined contribution retirement benefit scheme, and is available to all eligible employees. Contributions to the scheme by the company and its employees are calculated as a percentage of employees’ basic salaries. The retirement benefit scheme cost charged to the income statement represents contributions payable by the company to the scheme.

The assets of the scheme are held separately from those of the company in an independently administered fund.

3.	TURNOVER

Turnover represents the total invoiced value of goods supplied less returns and discounts.

Play Along (Hong Kong) Limited

4(a). PROFIT BEFORE TAXATION

	Period from
	1 April 2003
	to	Year ended
	31 December 2003	31 March 2003
	HK$	HK$
Profit before taxation is arrived at after charging :
Cost of inventories recognised as expenses	458,730,013	205,154,079
Administrative expenses:
Auditors’ remuneration	150,000	80,600
Depreciation	561,337	699,772
Operating lease charges in respect of office premises	347,427	499,554
Provision for bad and doubtful debts	—	733,597
Staff costs (including directors’ remuneration and contributions to retirement benefit scheme)	23,489,542	11,591,497
Contributions to retirement benefit scheme	344,159	265,137
Selling and distribution costs:
Provision for impairment on advanced payment of royalty fee *	17,437,500	11,237,500
Licence and royalty fees	109,639,573	47,286,717
Provision for infringement of patent (note 11)	14,295,851	—
Product development and sampling	7,904,167	4,737,082
Marketing, promotion and advertising	94,598,620	39,650,980
and crediting :
Commission and agency income	2,366,182	5,256,708
Write-back of provision for bad and doubtful debts	524,288	4,000,000
Exchange gain	139,223	205,418
Bank interest income	55,880	41,216
Interest income from short-term investments	266,425	—

*	The directors considered that there are uncertainties about the recoverable amount of the advanced payments of royalty fee of HK$17,437,500 as at 31 December 2003 (31 March 2003 : HK$11,237,500) which would depend on the future sales demand of the related licensed products and therefore, a full provision was made against the advanced payments in the financial statements.

Play Along (Hong Kong) Limited

4(b). FINANCE COSTS

Period from
1 April 2003
	to	Year ended
	31 December 2003	31 March 2003
	HK$	HK$
Interest charges on bank loan and other borrowings repayable within five years	253,302	767,633

5.	TAXATION

	Period from
	1 April 2003
	to	Year ended
	31 December 2003	31 March 2003
	HK$	HK$
The charge comprises :
Hong Kong profits tax
Current year	45,183,402	13,711,497
Over-provision in prior years	(39,277)	(223,250)

	45,144,125	13,488,247

     Hong Kong profits tax is provided at the rate of 17.5% (31 March 2003 : 16%) on the estimated assessable profit of the period/year.

Play Along (Hong Kong) Limited

5.	TAXATION (Continued)

The income tax expenses for the period/year can be reconciled to the profit before taxation per the income statement as follows :

	Period from
	1 April 2003
	to	Year ended
	31 December 2003	31 March 2003
	HK$	HK$
Profit before taxation	257,127,803	101,111,873

Tax at applicable tax rate	44,997,365	16,177,900
Tax effect of non-deductible expenses	361,952	134,363
Tax effect of non-taxable revenue	(53,662)	(621,259)
Tax effect on temporary differences not recognised	(122,253)	19,190
Tax effect of prior year’s tax losses utilised in current period	—	(1,998,697)
Over-provision in prior year	(39,277)	(223,250)

Actual tax expense	45,144,125	13,488,247

     No deferred tax has been provided in the financial statements as there are no material temporary differences.

Play Along (Hong Kong) Limited

6.	DIVIDENDS

Period from
1 April 2003
	to	Year ended
	31 December 2003	31 March 2003
	HK$	HK$
Interim dividend of HK$5,535.71 (31 March 2003: NIL) per share	46,500,000	—

7.	PROPERTY, PLANT AND EQUIPMENT

	Leasehold	Furniture	Office	Computer	Computer
	improvements	and fixtures	equipment	equipment	software	Total
	HK$	HK$	HK$	HK$	HK$	HK$
Cost
At 1 April 2003	796,843	408,818	135,437	1,957,660	—	3,298,758
Additions	247,990	158,705	171,020	215,750	169,340	962,805

At 31 December 2003	1,044,833	567,523	306,457	2,173,410	169,340	4,261,563

Accumulated depreciation
At 1 April 2003	793,093	222,698	72,873	1,161,883	—	2,250,547
Charge for the period	38,997	72,090	41,937	395,651	12,662	561,337

At 31 December 2003	832,090	294,788	114,810	1,557,534	12,662	2,811,884

Net book value
At 31 December 2003	212,743	272,735	191,647	615,876	156,678	1,449,679

At 31 March 2003	3,750	186,120	62,564	795,777	—	1,048,211

Play Along (Hong Kong) Limited

8.	INVESTMENT SECURITIES

	31 December 2003	31 March 2003
	HK$	HK$
HSBC Asia Select Guaranteed Fund, at cost	3,875,000	3,875,000

Market value	3,894,375	3,891,523

     The investment is pledged as a security against the company’s banking facilities (note 12).

9.	INVENTORIES

	31 December 2003	31 March 2003
	HK$	HK$
Packing material	157,632	170,807

10.	CASH AND CASH EQUIVALENTS

	31 December 2003	31 March 2003
	HK$	HK$
Cash at banks and in hand	93,848,716	60,708,387
Short-term investments - investment in money market fund, at fair value	116,516,424	—

	210,365,140	60,708,387

Play Along (Hong Kong) Limited

11.	PROVISIONS

Provision for
infringement of
	patent on certain	Provision for
	products	royalties
	(note 11(a))	(note 11(b))	Total
	HK$	HK$	HK$
Balance at 1 April 2003	—	—	-
Provision made during the period	14,295,851	9,309,905	23,605,756

Balance at 31 December 2003	14,295,851	9,309,905	23,605,756

(a)	The company has made a provision of HK$14,295,851 in respect of a claim of infringement of patent on certain products sold by the company. Pursuant to the complaint filed by the plaintiff against Play Along Inc., a related company, the plaintiff is seeking unspecified damages. Based on the directors’ best estimate, the provision was calculated at by estimating the damages that could be awarded and the fees that may be incurred if a Court were to find in favor of the plaintiff. Although the company was not the named defendant in the court order, the company manufactured and distributed the products in question and has agreed to indemnify the related company for all the costs and expenses in this claim. Up to the date of the approval of these financial statements, the case has not been finalised and the outcome was uncertain.

(b)	The provision of HK$9,309,905 was for the estimated royalties payable on sales made by the company on certain products during the period. Up to the date of approval of these financial statements, the company has not yet arrived at an agreement with the licensor for the royalties payable on these sales.

Play Along (Hong Kong) Limited

12.	BANKING FACILITIES

At 31 December 2003, general banking facilities granted to the company to the extent of approximately HK$29,920,000 were secured by:

(a)	a charge over the company’s investment securities of HK$3,875,000 (note 8).

(b)	a charge over the company’s bank deposits amounting to HK$3,926,287 as at 31 December 2003;

(c)	undertaking to maintain a minimum net worth of not less than HK$10,000,000; and

(d)	guarantee of HK$36,500,000 in aggregate from a third party.

13.	BANK LOAN (SECURED)

	31 December 2003	31 March 2003
	HK$	HK$
Bank loan, secured - repayable within one year	—	31,514

14.	SHARE CAPITAL

	31 December 2003	31 March 2003
	HK$	HK$
Authorised :
20,000 ordinary shares of HK$1 each	20,000	20,000

	Number of ordinary
	shares of HK$1 each	HK$
Issued and fully paid :
At 1 April 2003	20,000	20,000
Repurchase of ordinary shares **	(11,600)	(11,600)

At 31 December 2003	8,400	8,400

At 31 March 2003	20,000	20,000

Play Along (Hong Kong) Limited

14.	SHARE CAPITAL (Continued)

**	Pursuant to the resolutions by all directors and all members and an agreement entered into by the company dated 14 April 2003, the company agreed to purchase 11,600 of its own fully paid-up ordinary shares from one of its shareholders, Bright Wealth Enterprises Limited (being the then ultimate holding company as at 31 March 2003) for a consideration of HK$67,037,500 (equivalent to US$8,650,000). The consideration was paid by the company out of its distributable profits.

15.	RESERVES

	31 December 2003	31 March 2003
	HK$	HK$
Capital redemption reserve	11,600	—
Retained profits	189,009,737	90,563,559

	189,021,337	90,563,559

          Details of the movements in the above reserves are set out in the statement of changes in equity on page 8.

16.	OPERATING LEASE COMMITMENTS

At 31 December 2003, the total future minimum lease payments under non-cancellable operating leases are payable as follows :

	31 December 2003	31 March 2003
	HK$	HK$
Within one year	1,064,484	503,959
In the second to fifth years	337,824	625,998

	1,402,308	1,129,957

The company leases office premises under operating leases. The leases run for a period of one year to two years without an option for renewal. None of the leases includes contingent rentals.

Play Along (Hong Kong) Limited

17.	OTHER COMMITMENTS

During the period, the company had entered into royalty agreements with certain licensors, under which the company was granted the rights to use certain materials and trademarks which are owned by these licensors in a number of merchandising activities and endeavours. Total royalty commitments are as follows:

	31 December 2003	31 March 2003
	HK$	HK$
Non-refundable royalty guaranteed payments contracted but not provided for in the financial statements :
Payable within one year	6,975,000	10,288,125
Payable in the second to fifth years	3,681,250	6,781,250

	10,656,250	17,069,375

18.	DIRECTORS’ REMUNERATION

Remuneration of the directors disclosed pursuant to section 161 of the Companies Ordinance is as follows:

	Period from
	1 April 2003
	to	Year ended
	31 December 2003	31 March 2003
	HK$	HK$
Fees	—	—
Other emoluments	4,072,097	728,000

	4,072,097	728,000

Play Along (Hong Kong) Limited

19.	RELATED PARTY TRANSACTIONS

The following transactions were carried out with related parties :

	Period from
	1 April 2003
	to	Year ended
	31 December 2003	31 March 2003
	HK$	HK$
Related companies with common directors and shareholders
- Marketing fees expense	15,301,413	18,638,750
- Sales	263,505,020	226,046,140
- Commission and agency income #	2,366,182	5,256,708
- Salary paid to a shareholder	939,216	—
Related companies in which a director of the company has equity interest
- Purchases	44,447,136	36,630,857

#	During the period, the company provided agency services to a related company and earned commission and agency income of HK$2,366,182 per above. In connection with the rendering of such agency services, the company made purchases and sales of approximately HK$10 million and HK$12 million respectively on behalf of the related company during the period ended 31 December 2003. These purchases and sales were not regarded or included as part of the company’s own purchases and sales.

20.	COMPARATIVE FIGURES

The company changed its financial year end from 31 March to 31 December in order to facilitate the overseas tax reporting requirements of its shareholders. The financial statements in the current period therefore cover a period of 9 months from 1 April 2003 to 31 December 2003 and may not be comparable with the figures presented in the income statement, cash flow statement, statement of changes in equity and the notes thereon for the prior year.

21.	APPROVAL OF THE FINANCIAL STATEMENTS

The financial statements on pages 5 to 24 were approved by the board of directors on 19 February 2004.

Play Along, Inc.
Balance Sheets (Unaudited)

	March 31, 2003	March 31, 2004
	US$	US$
ASSETS
Current Assets:
Cash	$29,589	$214,661
Prepaid Expenses	19,635	11,586
Deferred tax asset	102,113	196,520

Total Current Assets	151,337	422,767

Property and equipment, net	68,249	99,006

Other Assets:
Other Receivable	644	1,756
Due from related parties	237,338	—
Deposits	42,564	39,524

Total other assets	280,546	41,280

Total Assets	$500,132	$563,053

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts Payable and accrued expenses	$622,244	$160,595
Taxes Payable	708	—
Due to related parties	—	492,383

	622,952	652,978

Commitments and Contingencies

Shareholders’ deficit:
Common Stock, $0.01 par value; 20,000 shares authorized; 10,000 and 7,000 shares issued and outstanding, respectively	100	70
Additional Paid In Capital	—	(970)
Accumulated deficit	(122,920)	(89,025)

Total stockholders’ deficit	(122,820)	(89,925)

Total liabilities and stockholders’ deficit	$500,132	$563,053

Play Along, Inc.
Statements of Operations
Three months ended March 31, 2004 and 2003 (Unaudited)

	Three Months Ended
	March 31, 2003	March 31, 2004
	US$	US$
Revenues	$1,349,163	$855,000
Operating expenses:
Selling expenses	44,316	10,227
Advertising expenses	28,144	20,108
Product development expenses	262,492	27,818
General and administrative expenses	1,090,161	849,674
Depreciation	21,165	8,901

Total operating expenses	1,446,278	916,728

Income (loss) from operations	(97,115)	(61,728)

Other expense:
Interest expense	–	–

Income (loss) before income tax expense	(97,115)	(61,728)
Income tax expense (benefit)	(33,728)	(102,793)

Net income (loss)	$(63,387)	$41,065

Play Along, Inc.
Statements of Cash Flows
Three months ended March 31, 2004 and 2003 (Unaudited)

	Three Months Ended
	March 31,	March 31,
	2003	2004
	US$	US$
Cash flows from operating activities
Net Income	$(63,387)	$41,065

Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	21,165	8,901
Provision (benefit) for income taxes	(33,728)	(102,793)
Changes in operating assets and liabilities:
Prepaid expenses and other receivable	(5,636)	(1,000)
Deposits	20,563	2,500
Accounts payable and accrued expenses	316,977	(8,497)
Income taxes payable	708	–

Total adjustments	320,049	(100,889)

Net Cash provided (used) by operating activities	256,662	(59,824)

Cash flows from investing activities
Purchase of equipment	(20,312)	(13,046)

Net Cash provided (used) by investing activities	(20,312)	(13,046)

Cash flows from financing activities
Advances from (repayments to) related parties	(237,338)	68,880

Net Cash provided (used) by financing activities	(237,338)	68,880

Net increase (decrease) in cash and cash equivalents	(988)	(3,990)
Cash and cash equivalents, beginning of year	30,577	218,651

Cash and cash equivalents, end of quarter	$29,589	$214,661

Cash paid during the period for:
Interest	$–	$–

Income taxes	$–	$–

PLAY ALONG, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — NATURE OF BUSINESS

Play Along, Inc. (the “Company”) is located in Deerfield Beach, Florida and was incorporated on May 15, 2000 under the statutes of the state of Delaware. The Company is engaged in providing management and marketing services exclusively to its related companies: Play Along (Hong Kong), Ltd. and PA Distribution, Inc. Play Along (Hong Kong), Ltd. is a toy manufacturer. PA Distribution, Inc. is a wholesale distributor of toys. See Note 5 regarding transactions between these entities and the Company.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. There were no cash equivalents at March 31, 2003 and March 31, 2004.

Property and Equipment

Property and equipment are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the asset, which range from three to seven years. The Company reviews the valuation of fixed assets and their remaining economic lives annually and adjusts depreciation accordingly.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, service has been provided to the customer, price is fixed or determinable and collectibility is reasonably assured.

Fair Value of Financial Instruments

The Company’s financial instruments are cash and cash equivalents and accounts payable. The recorded values of cash and cash equivalents and accounts payable approximate their fair values based on their short-term nature.

Advertising Costs

The Company expenses advertising production costs as they are incurred and advertising communication costs the first time the advertising event takes place.

PLAY ALONG, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	March 31	March 31
	2003	2004
Office furniture and fixtures	$15,190	$53,613
Computer software and equipment	108,861	131,216
Less: accumulated depreciation	(55,802)	(85,823)

Property and equipment, net	$68,249	$99,006

Depreciation expense is $21,165 and $8,901 for the three months ended March 31, 2003 and March 31, 2004, respectively.

NOTE 4 — INCOME TAXES

The non-deductibility of certain expenses and temporary differences in depreciation expense and accrued expenses resulted in an increase in the effective tax rate. Income tax expense consisted of the following:

	March 31	March 31
	2003	2004
Current	$—	$—
Deferred	(33,728)	(102,793)

Total income tax expense (benefit)	$(33,728)	$(102,793)

Under FAS No. 109, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of deferred tax assets are as follows:

	March 31	March 31
	2003	2004
Deferred tax asset
Accrued expenses	$121,610	$110,493
Depreciation	(17,223)	(22,394)
Other	(2,274)	108,421

Total deferred tax asset	$102,113	$196,520

PLAY ALONG, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 5 — RELATED PARTY TRANSACTIONS

Activity with related parties are summarized below:

	March 31	March 31
	2003	2004
Receivable from related parties	$352,727	$7,250
Payable to related parties, end of year	(115,389)	(499,633)

Receivable (Payable) to related parties, end of year	$237,338	$(492,383)

During the three months ended March 31, 2003 and March 31, 2004, the Company received $150,000 and $300,000, respectively, in management and marketing fees from a related company, PA Distribution, Inc., for rent, administrative and other related services provided.

During the three months ended March 31, 2003 and March 31, 2004, the Company received $1,199,163 and $555,000, respectively, in management and marketing fees from a related company, Play Along (Hong Kong), Ltd, for administrative and other related services provided.

NOTE 6 — CONCENTRATION OF CREDIT RISK

Cash

The Company maintains its cash bank deposits at one financial institution. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000 and the balances, at times, may exceed federally insured limits. At March 31, 2003 and March 31, 2004, the balances in each bank account were over this limit by an aggregate of $0 and $114,661, respectively.

Revenues

In the periods ended March 31, 2003 and March 31, 2004, 100% of all revenues were earned from related companies as noted in Note 5. One of these two customers is Play Along (Hong Kong), Ltd which is located in the People’s Republic of China (“PRC”). The loss of this customer could have a material adverse effect on the Company. The customer’s operations in the PRC are subject to special consideration and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The customer’s production and therefore, the Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

PLAY ALONG, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 7 — DEFINED CONTRIBUTION PENSION PLAN

The Company sponsors a simplified employers’ pension plan covering all eligible employees. The Company funds the plan at its discretion. Pension expense for the Company was $11,507 and $9,370 for the three months ended March 31, 2003 and March 31, 2004, respectively.

NOTE 8 — COMMITMENTS

The Company leases its office facilities under long-term operating lease agreements. Rent expense for all operating leases was $52,080 and $72,860 for the three months ended March 31, 2003 and March 31, 2004, respectively.

At March 31, 2004, future minimum lease payments for these leases are as follows:

Operating
Quarter ending March 31	Leases
2004	$365,442
2005	540,788
2006	529,660
2007	459,704
2008	28,053
Thereafter	13,446

Total minimum lease payments	$1,937,093

NOTE 9 — LITIGATION

The Company is a defendant in a lawsuit with respect to a claim of infringement of patent on certain products sold by its related companies: Play Along (Hong Kong), Ltd. (“PAHK”) and PA Distribution, Inc. (“PAD”). The plaintiff in the suit is seeking unspecified damages. PAHK has accrued $1,844,626 as a liability under this lawsuit as of March 31, 2004, based on legal counsel’s assessment of the estimated damages that could be awarded and the fees that may be incurred if a Court were to find in favor of the plaintiff. As of March 31, 2004, the Company has been fully indemnified for all costs and expenses in this claim by its related company, PAHK. Therefore, no additional liability is reflected in these financial statements of the Company as of March 31, 2003 or March 31, 2004.

PA Distribution, Inc.
Balance Sheets (Unaudited)

	March 31, 2003	March 31, 2004
	US$	US$
ASSETS
Current Assets:
Cash	$107,411	$1,871,474
Accounts receivable, net	9,590,481	7,667,780
Inventory	6,571,787	10,284,056
Prepaid expenses	—	17,230

Total current assets	16,269,679	19,840,540

Property and equipment, net	46,257	194,762

Other assets:
Other receivable	1,401	301,034
Employee receivable	14,430	35,905
Certificate of deposit	160,000	160,000

Total other assets	175,831	496,939

Total Assets	$16,491,767	$20,532,241

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$834,341	$218,774
Note payable	940,053	—
Taxes payable	150,070	192,863
Due to related parties	15,650,500	20,526,411

	17,574,964	20,938,048

Shareholders’ deficit:
Common Stock, $0.01 par value; 20,000 shares authorized; 10,000 and 7,000 shares issued and outstanding, respectively	100	70
Additional paid in capital	—	(970)
Accumulated deficit	(1,083,297)	(404,907)

Total stockholders’ deficit	(1,083,197)	(405,807)

Total Liabilities and stockholders’ deficit	$16,491,767	$20,532,241

PA Distribution, Inc.
Statements of Operations
Three months ended March 31, 2004 and 2003 (Unaudited)

	Three Months Ended
	March 31, 2003	March 31, 2004
	US$	US$
Sales	$12,235,919	$11,640,542
Cost of goods sold	10,107,534	9,435,523

Gross profit (loss)	2,128,385	2,205,019

Operating expenses:
Selling expenses	16,884	9,145
Advertising expenses	344,876	305,000
General and administrative expenses	1,625,470	956,302
Depreciation	11,248	17,042

Total operating expenses	1,998,478	1,287,489

Income (loss) from operations	129,907	917,530

Other income (expense):
Other income	66,182	12,627
Interest income	130	364
Interest and factoring expense	(160,058)	(47,747)

Total other income (expense)	(93,746)	(34,756)

Income (loss) before income tax expense	36,161	882,774
Income tax expense	15,139	192,863

Net income (loss)	$21,022	$689,911

PA Distribution, Inc.
Statements of Cash Flows
Three months ended March 31, 2004 and 2003 (Unaudited)

	Three Months Ended
	March 31,	March 31,
	2003	2004
Cash flows from operating activities
Net Income	$21,022	$689,911

Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	11,248	17,042
Sales returns and allowance for chargebacks	689,250	–
Accounts receivable	(523,310)	(966,628)
Inventory	(307,010)	874,358
Prepaid expenses and other current assets	50,570	(285,718)
Accounts payable and accrued expenses	(12,641,466)	(232,638)
Taxes payable	150,070	192,863

Total adjustments	(12,570,648)	(400,721)

Net Cash provided (used) by operating activities	(12,549,626)	289,189

Cash flows from investing activities
Purchase of equipment	(8,646)	(55,635)

Net Cash used by investing activities	(8,646)	(55,635)

Cash flows from financing activities
Advances from factor	15,783,782	–
Repayments to factor	(14,866,103)	–
Advances from related parties	11,617,447	(2,289,455)

Net Cash provided (used) by financing activities	12,535,126	(2,289,455)

Net decrease in cash and cash equivalents	(23,146)	(2,055,901)
Cash and cash equivalents, beginning of year 1st January	130,557	3,927,375

Cash and cash equivalents, end of quarter	$107,411	$1,871,474

Cash paid during the period for:
Interest	$160,058	$47,746

Income taxes	$150,070	$–

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS

PA Distribution, Inc. (the “Company”) is engaged in the wholesale distribution of toys. The Company is located in Deerfield Beach, Florida. The Company was incorporated on May 15, 2000 under the statutes of the state of Delaware. The Company does business with two related entities that are under common ownership, Play Along (Hong Kong), Ltd. and Play Along, Inc. Play Along (Hong Kong), Ltd. is a toy manufacturer and primary supplier for the Company. Play Along, Inc. is a management and marketing company. The Company also does business with Art Asylum LLC, a toy product design company. Art Asylum LLC is majority owned by stockholders of the Company. See Note 6 regarding transactions between these entities and the Company.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. There were no cash equivalents at March 31, 2003 and March 31, 2004.

Property and Equipment

Property and equipment are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the asset, which range from three to five years. The Company reviews the valuation of fixed assets and their remaining economic lives annually and adjusts depreciation accordingly.

Inventories

Inventories consist of eight product toy lines. The inventory has been valued at the lower of cost or market using the first-in, first-out (FIFO) method.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, shipment has occurred, price is fixed or determinable and collectibility is reasonably assured. Provision is made for an estimate of product returns, chargeback allowances and doubtful accounts and is based on historical experience.

Fair Value of Financial Instruments

The Company’s financial instruments are cash and cash equivalents, accounts receivable, certificate of deposit, accounts payable and note payable. The recorded values of cash and cash equivalents, accounts receivable and accounts payable approximate their fair values based on their short-term nature. The recorded values of the certificate of deposit and note payable approximate their fair values, as interest approximates market rates.

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Advertising Costs

The Company expenses advertising production costs as they are incurred and advertising communication costs the first time the advertising event takes place.

Shipping and Handling Fees

The Company follows the provisions of Emerging Issues Task Force Issue No. 00-10, “Accounting for Shipping and Handling Fees and Costs.” Any amounts billed to third-party customers for shipping and handling is included as a component of revenue. Shipping and handling costs incurred are included as a component of cost of sales. Shipping and handling costs is $458,430 and $672,948, for the three months ended March 31, 2003 and March 31, 2004, respectively.

NOTE 3 – FACTORING AGREEMENT

Accounts receivable consisted of the following at March 31, 2003 and March 31, 2004:

	March 31, 2003	March 31, 2004
Accounts receivable	$10,317,231	$7,705,280
Less: allowance for doubtful accounts	(37,500)	(37,500)
Less: allowance for sales returns and chargebacks	(689,250)	—

Accounts receivable, net	$9,590,481	$7,667,780

There is $46,373 and $0 in bad debt expense for the three months ended March 31, 2003 and March 31, 2004, respectively.

Pursuant to a factoring agreement with HSBC Business Credit, the Company is allowed to borrow up to 70% of the outstanding accounts receivable balance at a rate of prime rate (4.75% and 4.0% at March 31, 2003 and March 31, 2004, respectively) plus 1.25%. The Company’s obligations to the factor are collateralized by all the Company’s accounts receivable, inventories, and equipment. The balance due at March 31, 2003 and March 31, 2004 are $948,053 and $0, respectively. Interest and factoring expense for the three months ended March 31, 2003 and March 31, 2004 are $160,058 and $47,747, respectively.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	March 31, 2003	March 31, 2004
Office equipment, computers and software	$60,415	$244,827
Less: accumulated depreciation and amortization	(14,158)	(50,065)

Property and equipment, net	$46,257	$194,762

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 4 – PROPERTY AND EQUIPMEN, continued

Depreciation expense is $11,248 and $17,042 for the three months ended March 31, 2003 and March 31, 2004, respectively.

NOTE 5 – INCOME TAXES

The non-deductibility of certain expenses and temporary differences in depreciation expense and inventory costs capitalized for tax purposes resulted in an increase in the effective tax rate. Income tax expense consisted of the following:

	March 31, 2003	March 31, 2004
Current	$15,139	$192,863
Deferred	—	—

Total income tax expense	$15,139	$192,863

Reconciliation of the federal statutory income tax rate to the Company’s effective tax rate is as follows:

	March 31, 2003	March 31, 2004
Taxes computed at combined federal and state tax rate	$410,195	$300,143
Non-deductible expenses	3,015	6,372
State income taxes, net of federal income tax benefit	60,158	44,013
Increase (decrease) in deferred tax asset valuation allowance	(323,298)	(157,665)

Provision for income taxes	$150,070	$192,863

Under FAS No. 109, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of deferred tax assets are as follows as of:

	March 31, 2003	March 31, 2004
Deferred tax asset:
Accrued expenses	$4,895	$—
Allowance for sales returns	275,011	—
Depreciation	7,283	(13,633)
Allowance for uncollectible accounts	14,963	14,963
Net operating loss carryforward	224,133	—

Total deferred tax asset	526,285	1,330
Valuation allowance	(526,285)	(1,330)

Net deferred tax asset	$—	$—

The Company has a net operating loss of approximately $380,000 as of December 31, 2003 that expires in 2022.

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 6 – RELATED PARTY TRANSACTIONS

     Activity with related parties are summarized below:

	March 31, 2003	March 31, 2004
Payable to related parties	$(15,765,889)	$(20,841,044)
Receivable from related party	115,389	314,633

Payable to related party, end of year	$(15,650,500)	$(20,526,411)

As of March 31, 2003 and March 31, 2004 the payable to related parties included $15,209,018 and $20,660,328, respectively, payable to the Company’s primary supplier, Play Along (Hong Kong), Ltd., respectively. The payable to the Company’s primary supplier is subordinated to a maximum of $3,500,000 to the indebtedness to HSBC Business Credit.

Receivables from related party consisted of $115,389 and $314,633 due from the Company’s marketing supplier, Play Along, Inc. as of March 31, 2003 and March 31, 2004, respectively. During the three-months ended March 31, 2003 and March 31, 2004, the Company paid $150,000 and $300,000, respectively, in management and marketing fees to a related party, Play Along, Inc., for rent, administrative and other related services.

As of March 31, 2003 and March 31, 2004, the payable to related parties included $556,871 and $180,716, respectively, due for commissions on sales of goods on behalf of, Art Asylum LLC, an entity majority owned by stockholders of the Company. Other income for the three-months ended March 31, 2003 and March 31, 2004, includes commissions received from Art Asylum, LLC of $66,182 and $12,627, respectively.

NOTE 7 – CONCENTRATIONS

Cash

The Company maintains its cash bank deposits at one financial institution. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000 and the balances, at times, may exceed federally insured limits. At March 31, 2003 and March 31, 2004, the balances in each bank account were over this limit by an aggregate of $101,506 and $1,770,316, respectively.

Sales

Sales to two customers for the three months ended March 31, 2003 represented approximately 72% and 9% of total sales. Approximately 64% and 15% of total accounts receivable at March 31, 2003 is due from these two customers, respectively.

Sales to two customers for the three months ended March 31, 2004 represented approximately 55% and 22% of total sales. Approximately 52% and 15% of total accounts receivable at March 31, 2004 is due from these two customers, respectively.

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 7 – CONCENTRATIONS, continued

In the three months ended March 31, 2003 and March 31, 2004, approximately 91% and 86% of sales were from one product.

Accounts Receivable

The Company performs on-going credit evaluations of its customer base including those included in accounts receivable at March 31, 2003 and March 31, 2004 and generally does not require collateral. The Company maintains reserves for potential credit losses and such losses have been both immaterial and within management’s expectations.

Supplier

The Company is dependent on one supplier (a related party) for all of its inventory merchandise (See Note 6). This supplier is located in Hong Kong within the People’s Republic of China (“PRC”). The loss of this supplier or a significant reduction in product availability from this supplier could have a material adverse effect on the Company. The supplier’s operations in the PRC are subject to special consideration and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The supplier’s production and therefore, the Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. The Company believes that its relationship with its supplier is satisfactory.

NOTE 8 – DEFINED CONTRIBUTION PENSION PLAN

The Company sponsors a simplified employers’ pension plan covering all eligible employees. The Company funds the plan at its discretion. Pension expense for the Company was $7,422 and $8,397 for the three months ended March 31, 2003 and March 31, 2004, respectively.

NOTE 9 – LITIGATION

The Company’s related company, Play Along, Inc. (“PAI”) is a defendant in a lawsuit with respect to a claim of infringement of patent on certain products sold by the Company and its related company, Play Along (Hong Kong) Ltd (“PAHK”). The plaintiff in the suit is seeking unspecified damages. PAHK has accrued $1,844,626 as a liability under this lawsuit as of March 31, 2004, based on legal counsel’s assessment of the estimated damages that could be awarded and the fees that may be incurred if a court were to find in favor of the plaintiff. As of March 31, 2004, the Company has not been named in the lawsuit and is fully indemnified for all costs and expenses in this claim by PAHK. Therefore, no additional liability is reflected in these financial statements as of March 31, 2003 and March 31, 2004.

PA DISTRIBUTION, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 10 – RECLASSIFICATIONS

Certain reclassifications have been made to the prior years’ financial statements to conform to the current year presentation. These reclassifications had no effect on previously reported results of operations or accumulated deficit.

Play Along (Hong Kong) Limited
Balance sheet
as at March 31, 2004

	Notes	March 31, 2003	March 31, 2004
		US $	US$
ASSETS AND LIABILITIES
Non-current assets
Property, plant and equipment	6	135,253	161,398
Investment securities	7, 11	500,000	500,000

		635,253	661,398
Current assets
Inventories	8	22,040	20,340
Trade and other receivables		1,314,427	3,977,487
Amount due from related company		15,136,895	20,660,328
Pledged bank deposits	11	504,260	507,166
Cash and cash equivalents	9	7,833,340	22,264,354

		24,810,962	47,429,675
Current liabilities
Trade and other payables		8,522,771	11,296,380
Provisions	10	—	2,479,817
Bills payable (secured)	11	2,684,572	—
Amounts due to related companies		884,862	97,782
Bank loan (secured)	11, 12	4,066	—
Provision for tax		1,661,743	4,171,401

		13,758,014	18,045,380

Net current assets		11,052,948	29,384,295

Net assets		11,688,201	30,045,693

CAPITAL AND RESERVES
Share capital	13	2,581	1,084
Reserves	14	11,685,620	30,044,609

Shareholders’ funds		11,688,201	30,045,693

Play Along (Hong Kong) Limited
Income statement
for the three months ended March 31, 2004

			Three months ended
	Notes		March 31, 2003	March 31, 2004
			US$	US$
Turnover	3		18,011,030	23,025,438
Cost of sales			(9,267,433)	(10,342,232)

Gross profit			8,743,597	12,683,206
Other revenue			43,831	88,859
Selling and distribution costs			(6,260,424)	(5,706,807)
Administrative expenses			(590,846)	(1,410,497)

Profit from operations			1,936,158	5,654,761
Finance costs	4	(b)	(20,970)	(2)

Profit before taxation	4	(a)	1,915,188	5,654,759
Taxation	5		(1,740,419)	—

Profit for the period/year			174,769	5,654,759

Dividends			—	—

Play Along (Hong Kong) Limited
Cash flow statement
for the three months ended March 31, 2004

		Three months ended
	Notes	March 31, 2003	March 31, 2004
		US$	US$
Cash flow from operating activities
Profit before taxation		1,915,188	5,654,759
Adjustments for :
Depreciation		19,245	30,435
Interest expense		20,970	2
Interest income		(1,080)	(2,204)
Stock written off		101,922	—
Write-back of provision for bad and doubtful debts		(432,349)	—
Provision for bad and doubtful debts		10,878	—
Bad debts written off		—	—

Operating profit before working capital changes		1,634,774	5,682,992
Decrease/(Increase) in inventories		16,746	—
Decrease in trade and other receivables		1,462,215	1,269,005
Decrease in amount due from a related company		2,045,994	2,610,027
Increase/(Decrease) in trade and other payables		232,530	(10,184,633)
Increase/(Decrease) in provisions		1,083,303	(566,087)
(Decrease)/Increase in bills payable		—	—
(Decrease)/Increase in amounts due to related companies		362,065	(264,842)

Cash generated from operations		6,837,627	(1,453,538)
Interest received		1,080	2,204
Interest paid		(20,970)	(2)
Profits tax refunded/(paid)		—	(3,422,873)

Net cash from operating activities		6,817,737	(4,874,209)

Cash flows from investing activities
Payments to acquire property, plant and equipment		(24,924)	(4,778)
Payments to acquire investment securities		(746)	—
(Increase)/Decrease in pledged bank deposits		—	(548)

Net cash used in investing activities		(25,670)	(5,326)

Cash flows from financing activities
Payment for repurchase of shares		—	—
Repayment of bank loan		(17,920)	—
Dividends paid		—	—

Net cash used in financing activities		(17,920)	—

Net increase in cash and cash equivalents		6,774,147	(4,879,535)
Cash and cash equivalents at beginning of the period/year		1,059,193	27,143,889

Cash and cash equivalents at end of the period/year		7,833,340	22,264,354

Analysis of balances of cash and cash equivalents
Cash at banks and in hand		7,833,340	7,229,976
Short-term investments		—	15,034,378

		7,833,340	22,264,354

Play Along (Hong Kong) Limited
Notes to the financial statements
for the period from 1 January 2004 to 31 March 2004

1.	GENERAL INFORMATION

The principal activity of the company is the trading of toys.

Pursuant to a directors’ resolution passed on 23 January 2004, the company will change its name from Play Along (Hong Kong) Limited to Play Along (Hong Kong) Limited 昇龍(香港)有限公司 with effect from 4 February 2004.

2.	PRINCIPAL ACCOUNTING POLICIES

(a)	Basis of preparation

The financial statements on pages 5 to 24 are prepared in accordance with and comply with all applicable Statements of Standard Accounting Practice (“SSAPs”) and Interpretations issued by the Hong Kong Society of Accountants. The financial statements are prepared under the historical cost convention, except for the remeasurement of investments in securities as further explained in (c) below.

Adoption of revised SSAP

In the current period, the company has adopted SSAP 12 (Revised) Income Taxes. The principal effect of the implementation of SSAP 12 (Revised) is in relation to deferred tax. In previous years, partial provision was made for deferred tax using the income statement liability method, i.e. a liability was recognised in respect of timing differences arising, except where timing differences were not expected to reverse in the foreseeable future. Deferred tax assets were not recognised unless their realisation was assured beyond reasonable doubt. SSAP 12 (Revised) requires the adoption of a balance sheet liability method, whereby deferred tax is recognised in respect of all temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, with limited exceptions.

In the absence of any specific transitional requirements in SSAP 12 (Revised), the new accounting policy has been applied retrospectively. As a result the company has changed its accounting policies for deferred taxation as detailed in note 2(i) below. The adoption of SSAP 12 (Revised) has not resulted in any significant changes to the current and prior year’s net assets and results and accordingly, no prior year adjustment is required.

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(b)	Property, plant and equipment

(i)	Depreciation and amortisation

Depreciation is provided to write off the cost of property, plant and equipment over their estimated useful lives, using the straight line method, at the following rates per annum :

Leasehold improvements	50%
Furniture and fixtures	20%
Office equipment	20%
Computer equipment	30%
Computer software	50%

(ii)	Measurement bases

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to the working condition and location for its intended use. Subsequent expenditure relating to property, plant and equipment is added to the carrying amount of the assets if it can be demonstrated that such expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the assets.

When assets are sold or retired, any gain or loss resulting from their disposal, being the difference between the net disposal proceeds and the carrying amount of the assets, is included in the income statement.

(c)	Investments in securities

Investment securities are securities which are intended to be held on a continuing basis for an identified long-term purpose. Investment securities are stated in the balance sheet at cost less any provisions for impairment losses. Provisions are made when the fair value of such securities has declined below the carrying amounts, unless there is evidence that the decline is temporary. The amount of the reduction is recognised as an expense in the income statement.

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(c)	Investments in securities (Continued)

All other securities, whether held for trading or otherwise, are stated in the balance sheet at fair value. Changes in value are recognised as an expense in the income statement.

Provisions against the carrying value of investment securities are written back to income when the circumstances and events that led to the write-downs or write-offs cease to exist and there is persuasive evidence that the new circumstances and events will persist for the foreseeable future.

(d)	Inventories

Inventories are stated at the lower of cost and net realisable value. Cost comprises the cost of purchased goods calculated using the first-in first-out method. Net realisable value is calculated as the actual or estimated selling price less all further costs of marketing, selling and distribution.

(e)	Impairment

The carrying amounts of the company’s assets are reviewed at each balance sheet date to determine whether there is any indication of impairment. If any such indication exists, the asset’s recoverable amount is estimated. An impairment loss is recognised whenever the carrying amount of an asset or its cash-generating unit exceeds its recoverable amount. Impairment losses are recognised in the income statement.

(i)	Calculation of recoverable amount

The recoverable amount of an asset is the greater of its net selling price and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate largely independent cash inflows, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

(ii)	Reversals of impairment

An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount and only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortisation, if no impairment loss had been recognised.

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(f)	Foreign currencies

Transactions in foreign currencies are translated into Hong Kong dollars at the rates of exchange ruling at the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated into Hong Kong dollars at the rates of exchange ruling at that date. Gains and losses arising on exchange are dealt with in the income statement.

(g)	Operating leases

Leases where substantially all the risks and rewards of ownership of assets remain with the lessor are accounted for as operating leases. Annual rentals applicable to such operating leases are charged to the income statement on a straight line basis over the lease term.

(h)	Provisions

A provision is recognised in the balance sheet when the company has a legal or constructive obligation as a result of a past event, and it is probable that an outflow of economic benefits will be required to settle the obligation, and a reliable estimate of the amount can be made. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability. Where the company expects a provision to be reimbursed, the reimbursement is recognised as a separate asset but only when the reimbursement is virtually certain.

(i)	Income tax

Income tax for the period comprises current and deferred tax.

Current tax is the expected tax payable on the taxable income for the period using tax rates enacted at the balance sheet date, and any adjustment to tax payable in respect of previous years.

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(i)	Income tax (Continued)

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, and is accounted for using the balance sheet liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences, and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. Such assets and liabilities are not recognised if the temporary difference arises from the initial recognition of other assets and liabilities in a transaction that affects neither the tax profit nor the accounting profit.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered. Any such reduction is reversed to the extent that it becomes probable that sufficient taxable profit will be available.

Deferred tax assets and liabilities are not discounted. Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset realised. Deferred tax is charged or credited in the income statement, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

(j)	Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

(k)	Cash and cash equivalents

Cash comprises cash on hand and demand deposits repayable on demand with any bank or other financial institution. Cash includes deposits denominated in foreign currencies.

Cash equivalents represent short-term, highly liquid investments which are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value. Bank overdrafts that are repayable on demand and form an integral part of the company’s cash management are also included as a component of cash and cash equivalents for the purpose of the cash flow statement.

2.	PRINCIPAL ACCOUNTING POLICIES (Continued)

(l)	Recognition of revenue

Revenue from the sale of goods are recognised when they are delivered to customers.

Interest income is recognised on a time proportion basis.

(m)	Employee benefits

(i)	Employee entitlements

Employee entitlements to annual leave and long service payments are recognised when they accrue to employees. A provision is made for the estimated liability for annual leave and long service payments as a result of services rendered by employees up to the balance sheet date.

Non-accumulating compensated absences such as sick leave and maternity leave are not recognised until the time of leave.

(ii)	Retirement benefit costs

The company contributes to a Mandatory Provident Fund Scheme which is a defined contribution retirement benefit scheme, and is available to all eligible employees. Contributions to the scheme by the company and its employees are calculated as a percentage of employees’ basic salaries. The retirement benefit scheme cost charged to the income statement represents contributions payable by the company to the scheme.

The assets of the scheme are held separately from those of the company in an independently administered fund.

3.	TURNOVER

Turnover represents the total invoiced value of goods supplied less returns and discounts.

4(a).	PROFIT BEFORE TAXATION

	Three months	Three months
	Ending	Ending
	March 31, 2003	March 31, 2004
	US$	US$
Profit before taxation is arrived at after charging :
Cost of inventories recognised as expenses	9,369,355	10,342,232
Administrative expenses:
Auditors’ remuneration	10,400	—
Depreciation	19,245	30,435
Operating lease charges in respect of office premises	16,622	34,338
Provision for bad and doubtful debts	10,878	—
Staff costs (including directors’ remuneration and contributions to retirement benefit scheme)	625,326	950,294
Contributions to retirement benefit scheme	9,161	17,235
Selling and distribution costs:
Provision for impairment on advanced payment of royalty fee *	150,000	—
Licence and royalty fees	2,777,498	2,485,059
Provision for infringement of patent (note 11)	—	—
Product development and sampling	764,724	245,067
Marketing, promotion and advertising	2,203,167	2,386,466
and crediting :
Commission and agency income	42,751	86,655
Write-back of provision for bad and doubtful debts	432,349	—
Exchange gain	9,330	7,312
Bank interest income	1,080	2,204
Interest income from short-term investments	—	—

4(b).	FINANCE COSTS

	Three months	Three months
	Ending	Ending
	March 31, 2003	March 31, 2004
	US$	US$
Interest charges on bank loan and other borrowings repayable within five years	20,970	2

5.	TAXATION

	Three months	Three months
	Ending	Ending
	March 31, 2003	March 31, 2004
	US$	US$
The charge comprises :
Hong Kong profits tax
Current year	1,769,225	—
Over-provision in prior years	(28,806)	—

	1,740,419	—

6.	PROPERTY, PLANT AND EQUIPMENT

	Leasehold	Furniture	Office	Computer	Computer
	improvements	and fixtures	equipment	equipment	software	Total
	US$	US$	US$	US$	US$	US$
Cost
At 1 January 2004	134,817	73,229	39,543	280,440	21,850	549,879
Additions	—	797	248	3,559	174	4,778

At 31 March 2004	134,817	74,026	39,791	283,999	22,024	554,657

Accumulated depreciation
At 1 January 2004	107,366	38,037	14,814	200,973	1,634	362,824
Charge for the period	4,242	3,675	1,990	17,790	2,738	30,435

At 31 March 2004	111,608	41,712	16,804	218,763	4,372	393,259

Net book value
At 31 March 2004	23,209	32,314	22,987	65,236	17,652	161,398

At 31 March 2003	484	24,015	8,073	102,681	—	135,253

7.	INVESTMENT SECURITIES

	March 31, 2003	March 31, 2004
	US$	US$
HSBC Asia Select Guaranteed Fund, at cost	500,000	500,000

Market value	502,132	510,000

The investment is pledged as a security against the company’s banking facilities (note 12).

8.	INVENTORIES

	March 31, 2003	March 31, 2004
	US$	US$
Packing material	22,040	20,340

9.	CASH AND CASH EQUIVALENTS

	March 31, 2003	March 31, 2004
	US$	US$
Cash at banks and in hand	7,833,340	7,229,976
Short-term investments
- investment in money market fund, at fair value	—	15,034,378

	7,833,340	22,264,354

10.	PROVISIONS

	Provision for
	infringement of
	patent on certain	Provision for
	products	royalties
	(note 11(a))	(note 11(b))	Total
	US$	US$	US$
Balance at 1 January 2004	1,844,626	1,201,278	3,045,904
Payment made during the period	—	(566,087)	(566,087)

Balance at 31 March 2004	1,844,626	635,191	2,479,816

(a)	The company has made a provision of US$1,844,626 in respect of a claim of infringement of patent on certain products sold by the company. Pursuant to the complaint filed by the plaintiff against Play Along Inc., a related company, the plaintiff is seeking unspecified damages. Based on the directors’ best estimate, the provision was calculated at by estimating the damages that could be awarded and the fees that may be incurred if a Court were to find in favor of the plaintiff. Although the company was not the named defendant in the court order, the company manufactured and distributed the products in question and has agreed to indemnify the related company for all the costs and expenses in this claim.

(b)	The provision of US$635,191 was for the estimated additional royalties payable on sales made by the company on certain products during the period.

11.	BANKING FACILITIES

At 31 March 2004, general banking facilities granted to the company to the extent of approximately US$12,000,000 were secured by:

(a)	a charge over the company’s investment securities of US$500,000 (note 7).

(b)	An unlimited joint and several guarantee from the shareholders;

(c)	undertaking to maintain a minimum net worth of not less than US$12,903,226; and

(d)	Maintain average unencumbered deposits of minimum US$5,000,000 at all times.

At 31 March 2003, general banking facilities granted to the company to the extent of approximately US$3,845,161 were secured by:

(a)	a charge over the company’s investment securities of US$500,000 (note 7).

(b)	a charge over the company’s bank deposits amounting to US$504,260 as at 31 March 2003;

(c)	undertaking to maintain a minimum net worth of not less than US$1,290,323;

(d)	guarantee of US$4,709,677 in aggregate from a third party; and

(f)	assignment of certain documentary credit loan proceeds amounting to US$150,000 from the company to a bank.

12.	BANK LOAN (SECURED)

	March 31, 2003	March 31, 2004
	US$	US$
Bank loan, secured
- repayable within one year	4,066	—

13.	SHARE CAPITAL

	March 31, 2003	March 31, 2004
	US$	US$
Authorised :
20,000 ordinary shares of HK$1 each	2,581	2,581

	Number of ordinary
	shares of HK$1 each
Issued and fully paid :
At 1 Jan 2004	20,000	1,084
Repurchase of ordinary shares **	(11,600)	—

At 31 March 2004	8,400	1,084

At 31 March 2003	20,000	2,581

14.	RESERVES

	March 31, 2003	March 31, 2004
	US$	US$
Capital redemption reserve	—	1,497
Retained profits	11,685,620	30,043,112

	11,685,620	30,044,609

Details of the movements in the above reserves are set out in the statement of changes in equity on page 8.

15.	OPERATING LEASE COMMITMENTS

At 31 March 2004, the total future minimum lease payments under non-cancellable operating leases are payable as follows :

	March 31, 2003	March 31, 2004
	US$	US$
Within one year	65,027	137,353
In the second to fifth years	80,774	9,252

	145,801	146,605

The company leases office premises under operating leases. The leases run for a period of one year to two years without an option for renewal. None of the leases includes contingent rentals.

16.	OTHER COMMITMENTS

During the period, the company had entered into royalty agreements with certain licensors, under which the company was granted the rights to use certain materials and trademarks which are owned by these licensors in a number of merchandising activities and endeavours. Total royalty commitments are as follows:

	March 31, 2003	March 31, 2004
	US$	US$
Non-refundable royalty guaranteed payments contracted but not provided for in the financial statements :
Payable within one year	1,327,500	690,000
Payable in the second to fifth years	875,000	475,000

	2,202,500	1,165,000

17.	DIRECTORS’ REMUNERATION

Remuneration of the directors disclosed pursuant to section 161 of the Companies Ordinance is as follows:

	Three months	Three months
	Ending	Ending
	March 31, 2003	March 31, 2004
	US$	US$
Fees	—	—
Other emoluments	23,484	352,736

	23,484	352,736

18.	RELATED PARTY TRANSACTIONS

The following transactions were carried out with related parties :

	Three months	Three months
	Ending	Ending
	March 31, 2003	March 31, 2004
	US$	US$
Related companies with common directors and shareholders
- Marketing fees expense	1,055,000	555,000
- Sales	9,375,406	7,697,565
- Commission and agency income #	42,751	77,618
- Salary paid to a shareholder	—	—
Related companies in which a director of the company has equity interest
- Purchases	1,833,832	—

During the period, the company provided agency services to a related company and earned commission and agency income of US$77,618 per above. In connection with the rendering of such agency services, the company made purchases and sales of approximately US$275,000 and US$564,000 respectively on behalf of the related company during the period ended 31 March 2004. These purchases and sales were not regarded or included as part of the company’s own purchases and sales.

19.	COMPARATIVE FIGURES

The financial statements in the current period cover a period of 3 months from 1 January 2004 to 31 March 2004 and may not be comparable with the figures presented in the income statement, cash flow statement, statement of changes in equity and the notes thereon for the prior year.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

      The following unaudited pro forma consolidated financial statements as of March 31, 2004 and for the year ended December 31, 2003 and the three months ended March 31, 2004 give effect to the asset acquisition of Play Along, Inc. , Play Along (Hong Kong) Limited and PA Distribution, Inc. (collectively “Play Along”). The pro forma consolidated balance sheet presents our financial position as if the asset acquisition of Play Along had occurred on March 31, 2004. The pro forma consolidated statement of operations presents our results as if the acquisition of Play Along had occurred on January 1, 2003. Our fiscal year end is December 31 and Play Along’s fiscal year end is December 31. Effective April 1, 2003, Play Along changed its fiscal year end from March 31 to December 31. The pro forma consolidated balance sheet as of March 31, 2004 is based upon our historical consolidated balance sheet as of March 31, 2004 which has been adjusted for the effects of the Play Along asset acquisition. The pro forma consolidated statement of operations for the year ended December 31, 2003 and three months ended March 31, 2004 is based on our historical consolidated statement of operations and the statement of operations of Play Along for the nine months ended December 31, 2003 and the three months ended March 31, 2004.

      The pro forma consolidated financial statements include, in our opinion, all material adjustments necessary to reflect the asset acquisition of Play Along. The pro forma consolidated financial statements do not represent the Company’s actual results of operations, including the acquisitions, nor do they purport to predict or indicate our financial position or results of operations at any future date or for any future period. The pro forma consolidated financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” our consolidated financial statements and the related notes thereto and Play Along’s financial statements and the related notes thereto included herein.

JAKKS PACIFIC, INC. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet

	MARCH 31, 2004
	HISTORICAL	PRO FORMA		PRO FORMA
	JAKKS	ADJUSTMENTS		BALANCE SHEET
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$142,883,608	($60,676,058	)(1),(2)	$82,207,550
Marketable Securities	13,746,135	15,034,377	(2)	28,780,512
Accounts receivable, net	76,462,489	11,262,887	(2)	87,725,376
Inventory, net	44,768,062	4,699,063	(2)	49,467,125
Prepaid expenses and other current assets	20,321,392	422,717	(2)	20,744,109

Total current assets	298,181,686	(29,257,014)		268,924,672

Property and equipment, at cost	44,561,733	455,166	(2)	45,016,899
Less accumulated depreciation and amortization	33,521,780	—		33,521,780

Property and equipment, net	11,039,953	455,166		11,495,119

Other	13,245,759	1,737,185	(2)	14,982,944
Investment in joint venture	3,942,425	—		3,942,425
Goodwill, net	207,468,716	85,733,793	(3)	293,202,509
Trademarks, net	11,795,154	—		11,795,154

Total assets	$545,673,693	$58,669,130		$604,342,823

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$46,166,488	$39,437,117	(4)	$85,603,605
Current portion of long term debt	19,353	—		19,353
Income taxes payable	3,076,790	4,364,264		7,441,054

Total current liabilities	49,262,631	43,801,381		93,064,012

Long term debt	98,037,150	—		98,037,150
Deferred income taxes	1,164,398	—		1,164,398

Total Liabilities	148,464,179	43,801,381		192,265,560

STOCKHOLDERS EQUITY
Common stock	25,313	749	(1)	26,062
Additional paid-in capital	252,373,748	14,867,000	(1)	267,240,748
Retained earnings	145,402,452	—		145,402,452
Accumulated other comprehensive income (loss)	(591,999)	—		(591,999)

Total stockholders equity	397,209,514	14,867,749		412,077,263

Total liabilities and stockholders equity	$545,673,693	$58,669,130		$604,342,823

JAKKS PACIFIC, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements Of Operations

	YEAR ENDED DECEMBER 31, 2003
	ACTUAL

					PA
	PA	PLAY	PA	CONSOLIDATING(8),(9)	CONSOLIDATED(8)
	HONG KONG(8),(11)	ALONG INC.(8)	DISTRIBUTION(8)	ADJUSTMENTS	RESULTS	JAKKS
Net Sales	$132,088,879	$2,774,376	$37,345,315	($36,775,024)	$135,433,546	$315,776,407
Cost of sales	77,432,638 (7)	—	32,050,589 (7)	(28,691,611)	80,791,616	189,141,782

Gross Profit	54,656,241	2,774,376	5,294,726	(8,083,413)	54,641,930	126,634,625
Selling, general and administrative expenses	21,893,044	2,772,771	5,075,835	(2,774,376)	26,967,274	105,771,590
Recall Costs	—	—	—	—	—	2,000,000

Income from operations	32,763,197	1,605	218,891	(5,309,037)	27,674,656	18,863,035
Interest, net	(8,904)	389	297,159	—	288,644	1,405,472
Other (income) expense	(405,680)	—	(104,027)	—	(509,707)	(7,351,324)

Income before provision for income taxes	33,177,781	1,216	25,759	(5,309,037)	27,895,719	24,808,887
Provision for income taxes	5,825,048	8,386	37,377	—	5,870,811	4,204,815

Net income (loss)	$27,352,733	($7,170)	($11,618)	($5,309,037)	$22,024,908	$20,604,072

Basic earnings per share						$0.85

Weighted average shares outstanding						24,262,405

Diluted earnings per share						$0.83

Weighted average shares and equivalents outstanding						24,677,333

[Additional columns below]

[Continued from above table, first column(s) repeated]

	YEAR ENDED DECEMBER 31, 2003
	COMBINED	PRO FORMA		PRO FORMA
	RESULTS	ADJUSTMENTS		RESULTS(10)

Net Sales	$451,209,953	$—		$451,209,953
Cost of sales	269,933,398	—		269,933,398

Gross Profit	181,276,555	—		181,276,555
Selling, general and administrative expenses	132,738,864	—		132,738,864
Recall Costs	2,000,000	—		2,000,000

Income from operations	46,537,691	—		46,537,691
Interest, net	1,694,116	2,531,329	(5)	4,225,445
Other (income) expense	(7,861,031)	—		(7,861,031)

Income before provision for income taxes	52,704,606	(2,531,329)		50,173,277
Provision for income taxes	10,075,626	1,464,228	(6)	11,539,854

Net income	$42,628,980	($3,995,557)		$38,633,423

Basic earnings per share				$1.54

Weighted average shares outstanding		749,005		25,011,410

Diluted earnings per share				$1.52

Weighted average shares and equivalents outstanding		749,005		25,426,338

JAKKS PACIFIC, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements Of Operations

	THREE MONTHS ENDED MARCH 31, 2004
	ACTUAL

					PA
	PA	PLAY	PA	CONSOLIDATING(1),(9)	CONSOLIDATED
	HONG KONG(11)	ALONG INC.	DISTRIBUTION	ADJUSTMENTS	RESULTS	JAKKS
Net Sales	$23,025,438	$855,000	$11,640,542	($8,552,565)	$26,968,415	$73,986,327
Cost of sales	12,920,300 (7)	—	9,435,523 (7)	(8,267,317)	14,088,506	43,519,897

Gross Profit	10,105,138	855,000	2,205,019	(285,248)	12,879,909	30,466,430
Selling, general and administrative expenses	4,539,236	916,728	1,287,489	(855,000)	5,888,453	24,700,031

Income (loss) from operations	5,565,902	(61,728)	917,530	569,752	6,991,456	5,766,399
Interest, net	(2,202)	—	47,383	—	45,181	480,852
Other (income) expense	(86,655)	—	(12,627)	—	(99,282)	(360,142)

Income (loss) before provision for income taxes	5,654,759	(61,728)	882,774	569,752	7,045,557	5,645,689
Provision for income taxes	—	(102,793)	192,863	—	90,070	1,298,508

Net income (loss)	$5,654,759	$41,065	$689,911	$569,752	$6,955,487	$4,347,181

Basic earnings per share						$0.17

Weighted average shares outstanding						25,275,498

Diluted earnings per share						$0.17

Weighted average shares and equivalents outstanding						25,775,875

[Additional columns below]

[Continued from above table, first column(s) repeated]

	THREE MONTHS ENDED MARCH 31, 2004
	COMBINED	PRO FORMA		PRO FORMA
	RESULTS	ADJUSTMENTS		RESULTS(10)

Net Sales	$100,954,742	$—		$100,954,742
Cost of sales	57,608,403	—		57,608,403

Gross Profit	43,346,339	—		43,346,339
Selling, general and administrative expenses	30,588,484	—		30,588,484

Income from operations	12,757,855	—		12,757,855
Interest, net	526,033	659,812	(5)	1,185,845
Other (income) expense	(459,424)	—		(459,424)

Income before provision for income taxes	12,691,246	(659,812)		12,031,434
Provision for income taxes	1,388,578	1,378,651	(6)	2,767,229

Net income	$11,302,668	($2,038,463)		$9,264,205

Basic earnings per share				$0.36

Weighted average shares outstanding		749,005		26,024,503

Diluted earnings per share				$0.35

Weighted average shares and equivalents outstanding		749,005		26,524,880

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The unaudited pro forma consolidated financial statements have been adjusted for items relating to the acquisition of Play Along as set forth below:

BALANCE SHEET

(1)	Consideration paid on or about the closing of the Play Along acquisition:
	Cash paid to stockholders	$70,202,000
	Other acquisition costs	297,337

		$70,499,337

	749,005 Shares of JAKKS common stock issued to Play Along in the acquisition	$14,867,749

(2)	Assets acquired in Play Along acquisition	$43,434,673

(3)	Excess of consideration paid over fair market value of Play Along net assets acquired (Goodwill)	$85,733,793

(4)	Liabilities assumed in the Play Along acquisition:
	Accounts payable and accrued expenses	$14,155,565
	Accrued for license concession payment	12,000,000
	Accrual for bonuses	4,026,552
	Accrual for dividend payment	9,255,000

	Adjusted liabilities assumed	$39,437,117

STATEMENT OF OPERATIONS

		Pro Forma	Pro Forma
		Year Ended	Three Months Ended
		Dec 31, 2003	Mar 31, 2004
(5)	Interest, net is adjusted to reflect:
	The elimination of interest expense related to borrowings made by Play Along as if they had been repaid by January 1, 2003	($288,644)	($45,181)
	The elimination of interest income related to lower cash balances held by JAKKS	2,819,973	704,993

		$2,531,329	$659,812

(6)	Provision for income taxes is adjusted to reflect the tax effect of pro forma adjustments	$1,464,228	$1,378,651

(7)
For consistency purposes, royalty expense of $18,241,669 and $2,485,059 for the periods ended December 31, 2003 and March 31, 2004, respectively, was reclassified to cost of sales on Play Along (Hong Kong) Limited and PA Distribution, Inc. Statements of Operations.

(8)	Play Along (Hong Kong) Limited, Play Along, Inc. and PA Distribution, Inc. Statements of Operations only include activity for the nine months ended December 31, 2003.
(9)	Consolidating entries represent the elimination of the PA (Hong Kong) Limited and Play Along Distribution, Inc. inter-company sales and marketing fee income received by Play Along, Inc.
(10)	The Pro Forma Results column totals the sum of the Consolidated PA Results and JAKKS columns (Combined Results column) and the Pro Forma Adjustments.
(11)
The PA Hong Kong financials were prepared in accordance with accounting principles generally accepted in Hong Kong. This PA Hong Kong financial information was converted from Hong Kong dollars to U.S. dollars using an exchange rate of HK$7.75 to US$1.00.

     (c)  Exhibits.

Number	Description

10.1	June 10, 2004 Asset Purchase and Sale Agreement(1)

99	June 14, 2004 Press Release(1)

(1)    Filed as an exhibit to the Registrant’s June 16, 2004 Current Report on Form 8-K and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2004

JAKKS PACIFIC, INC.

By:	/s/ JOEL M. BENNETT Joel M. Bennett Executive Vice President

EXHIBIT INDEX

Number	Description

10.1	June 10, 2004 Asset Purchase and Sale Agreements(1)

99	June 14, 2004 Press Release(1)

(1)    Filed as an exhibit to the Registrant’s June 16, 2004 Current Report on Form 8-K and incorporated herein by reference.